UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Quoin Pharmaceuticals Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

September 12, 2023

Dear Shareholder,

You are cordially invited to attend the 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) of Quoin Pharmaceuticals Ltd. The Annual Meeting will be held on Thursday, October 19, 2023, at 12 p.m., Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103.

Our notice of the Annual Meeting and the accompanying proxy statement describe in detail the matters to be acted upon at the Annual Meeting. Our board of directors recommends a vote “FOR” Proposals 1-10 and 12-14 and a vote for “three years” in Proposal 11, as the frequency with which shareholders are provided an advisory vote on the compensation of our named executive officers, as set forth in the notice.

The notice, the proxy statement, the Annual Report on Form 10-K for the year ended December 31, 2022, as well as the proxy card and voting instruction form, as applicable, are being first distributed and made available to shareholders on or about September 12, 2023.

We have fixed the close of business on September 11, 2023 as the record date for the determination of shareholders entitled to get the notice of, and to vote on the matters proposed at, the Annual Meeting and any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, I urge you to vote by marking, signing and dating the accompanying proxy card if you hold ordinary shares, or voting instruction form if you hold ordinary shares represented by American Depositary Shares, and returning it promptly. If your shares are held in an account at a bank, broker or other nominee, please check the materials provided to you by your broker, bank or other nominee to determine how you may vote your shares.

We look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/ Michael Myers
Dr. Michael Myers
Chairman of the Board of Directors
and Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held on Thursday, October 19, 2023

Notice is hereby given to the holders of ordinary shares, as well as holders of ordinary shares that are represented by American Depositary Shares (“ADSs”), collectively referred to as “shareholders,” of Quoin Pharmaceuticals Ltd. (“Quoin,” “we,” “us,” “our”) in connection with the solicitation by our board of directors (the “Board”) of proxies for use at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, October 19, 2023, at 12 p.m., Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103.

The Annual Meeting is being called for the following purposes:

1.	To elect each of Dr. Michael Myers, Denise Carter, Joseph Cooper, James Culverwell, Dennis H. Langer, Natalie Leong, and Michael Sember to serve as a director of Quoin until Quoin’s next annual general meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement;

2.	To adopt an amendment of our Amended and Restated Articles of Association, as amended (the “Articles of Association”), to increase our registered share capital from 500,000,000,000 ordinary shares, no par value, to 6,000,000,000,000 ordinary shares, no par value;

3.	To adopt an amendment of our Articles of Association to effect a reverse split of our ordinary shares at a ratio of 1-for-60,000;

4.	To approve an amendment of the terms of employment of Dr. Michael Myers, our Chief Executive Officer;

5.	To approve an amendment of the terms of employment of Denise Carter, our Chief Operating Officer;

6.	To approve Dr. Michael Myers’ annual discretionary bonus under his terms of employment as our Chief Executive Officer;

7.	To approve Denise Carter’s annual discretionary bonus under her terms of employment as our Chief Operating Officer;

8.	To approve a grant of options to Dr. Michael Myers as our Chief Executive Officer;

9.	To approve a grant of options to Denise Carter as our Chief Operating Officer;

10.	To approve, by an advisory vote, the compensation of our named executive officers;

11.	To approve, by an advisory vote, the frequency of future advisory votes on the compensation of our named executive officers;

12.	To approve changes to our compensation program for non-employee directors;

i

13.	To approve the grant of options to our non-employee directors pursuant to our compensation program for non-employee directors;

14.	To appoint Marcum LLP to serve as our independent registered public accounting firm until our next annual general meeting of shareholders;

15.	To present our financial statements for the year ended December 31, 2022; and

16.	To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board recommends that the shareholders vote “FOR” Proposals 1-10 and 12-14 and vote for “three years” in Proposal 11, as the frequency with which shareholders are provided an advisory vote on the compensation of our named executive officers, as described in the accompanying proxy statement.

We are currently not aware of any other matters that will come before the Annual Meeting. If any other matters are presented properly at the Annual Meeting, it is intended that the persons designated as proxies will vote upon such matters in accordance with their best judgment and the interest of Quoin.

The Annual Meeting will be properly convened if at least two shareholders attend the Annual Meeting in person or by proxy, provided that they hold shares representing at least twenty-five percent (25%) of the outstanding voting rights of Quoin. If such quorum is not present within half an hour from the time scheduled for the Annual Meeting, the Annual Meeting will be adjourned for one week (to the same time and place), or to a later date or other place as may be specified by the Board in the notice of the Annual Meeting or by notice to shareholders eligible to vote. At the reconvened meeting, if there is no quorum within half an hour from the time scheduled for the meeting, any number of our shareholders present in person or by proxy shall constitute a lawful quorum.

Only shareholders of record at the close of business on September 11, 2023, are entitled to get the notice of, and to vote at, the Annual Meeting, or at any adjournment or postponement thereof.

A proxy statement describing the various matters to be voted upon at the Annual Meeting, along with a proxy card or voting instruction form enabling the shareholders to indicate their vote on each matter, and our Annual Report on Form 10-K for the year ended December 31, 2022, are being distributed and made available to all shareholders entitled to participate in and vote at the Annual Meeting on or about September 12, 2023.

Holders of ordinary shares must submit their proxy cards to Quoin c/o Quoin Pharmaceuticals Ltd. at 42127 Pleasant Forest Ct., Ashburn, VA 20148, so that such proxy cards are received no later than twenty-four (24) hours prior to the scheduled date and time of the Annual Meeting. Holders of ADSs, with each ADS representing sixty thousand (60,000) ordinary shares, should return their voting instructions by the date and in the manner set forth on their voting instruction form.

Effective July 18, 2023, the ratio of ADSs to the ordinary shares they represent changed from 1 ADS representing five thousand (5,000) ordinary shares to 1 ADS representing sixty thousand (60,000) ordinary shares, which resulted in a 1 for 12 reverse split of the issued and outstanding ADSs (the “Ratio Change”). All ADSs and related option or warrant information presented in this proxy statement have been retroactively adjusted to reflect the number of ADSs resulting from the Ratio Change, and all fractional ADSs to which a holder would be entitled upon the exercise of options as a result of the Ratio Change were rounded up to the nearest whole number.

If your shares in Quoin are held in “street name” (meaning held through a bank, broker or other nominee), you will be able to either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder that enables you to participate in and to vote your shares at the Annual Meeting (or to appoint a proxy to do so).

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting of Shareholders

to be held on Thursday, October 19, 2023 at 12 p.m., Eastern Time,

at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103

The proxy statement and Annual Report on Form 10-K are available at

https://quoinpharma.gcs-web.com/annual-report-and-proxy-statement.

BY ORDER OF THE BOARD OF DIRECTORS

September 12, 2023
/s/ Michael Myers
Dr. Michael Myers
Chairman of the Board of Directors and Chief Executive Officer

Table of Contents

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL ONE — ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE AND DIRECTOR COMPENSATION	11
PROPOSAL TWO — ADOPTION OF AN AMENDMENT OF OUR ARTICLES OF ASSOCIATION TO INCREASE OUR REGISTERED SHARE CAPITAL FROM 500,000,000,000 ORDINARY SHARES, NO PAR VALUE, TO 6,000,000,000,000 ORDINARY SHARES, NO PAR VALUE	22
PROPOSAL THREE — ADOPTION OF AN AMENDMENT OF OUR ARTICLES OF ASSOCIATION TO EFFECT A REVERSE SPLIT OF OUR ORDINARY SHARES AT A RATIO OF 1-FOR-60,000	24
PROPOSAL FOUR — APPROVAL OF AN AMENDMENT OF THE TERMS OF EMPLOYMENT OF DR. MICHAEL MYERS, OUR CHIEF EXECUTIVE OFFICER	26
PROPOSAL FIVE — APPROVAL OF AN AMENDMENT OF THE TERMS OF EMPLOYMENT OF DENISE CARTER, OUR CHIEF OPERATING OFFICER	27
PROPOSAL SIX — APPROVAL OF DR. MICHAEL MYERS’ ANNUAL DISCRETIONARY BONUS UNDER HIS TERMS OF EMPLOYMENT AS OUR CHIEF EXECUTIVE OFFICER	28
PROPOSAL SEVEN — APPROVAL OF DENISE CARTER’S ANNUAL DISCRETIONARY BONUS UNDER HER TERMS OF EMPLOYMENT AS OUR CHIEF OPERATING OFFICER	29
PROPOSAL EIGHT — APPROVAL OF A GRANT OF OPTIONS TO DR. MICHAEL MYERS AS OUR CHIEF EXECUTIVE OFFICER	30
PROPOSAL NINE — APPROVAL OF A GRANT OF OPTIONS TO DENISE CARTER AS OUR CHIEF OPERATING OFFICER	31
PROPOSAL TEN — APPROVAL, BY AN ADVISORY VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	32
PROPOSAL ELEVEN — APPROVAL, BY AN ADVISORY VOTE, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	33
PROPOSAL TWELVE — APPROVAL OF CHANGES TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM	34
PROPOSAL THIRTEEN — APPROVAL OF THE GRANT OF OPTIONS TO OUR NON-EMPLOYEE DIRECTORS PURSUANT TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM	35
PROPOSAL FOURTEEN — APPOINTMENT OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL OUR NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	36
FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2022	38
EXECUTIVE COMPENSATION	39
BENEFICIAL OWNERSHIP OF SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	50
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	51
HOUSEHOLDING OF PROXY MATERIALS	52
OTHER BUSINESS	52
ANNUAL REPORT	52

42127 Pleasant Forest Ct., Ashburn, VA 20148

PROXY STATEMENT

FOR THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Thursday, October 19, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent these proxy materials to the holders of our ordinary shares, as well as holders of our ordinary shares that are represented by American Depositary Shares (“ADSs”), collectively referred to as “shareholders,” because the board of directors (the “Board”) of Quoin Pharmaceuticals Ltd., an Israeli company (the “Company,” “Quoin,” “Quoin Ltd.,” “we,” “us,” “our”), is soliciting your proxy to vote at the 2023 Annual General Meeting of Shareholders (the “Annual Meeting”), or any adjournment or postponement of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you hold ordinary shares or voting instruction form if you hold ordinary shares represented by ADSs.

We intend to distribute and make available these proxy materials on or about September 12, 2023 to all shareholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, October 19, 2023, beginning at 12 p.m., Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103.

Attendance at the Annual Meeting is limited to shareholders of Quoin as of the record date (September 11, 2023).

If you attend the Annual Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license. If you hold your shares in “street name” through a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from your bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares and submit it with your vote.

Who can vote at the Annual Meeting?

Shareholders of record who held ordinary shares or ADSs at the close of business on September 11, 2023 (the “Record Date”), are entitled to get the notice of, and to vote at, the Annual Meeting. Shareholders who, as of the Record Date, held ordinary shares or ADSs through a bank, broker or other nominee, which is a shareholder of record of Quoin, at the close of business on the Record Date, are considered to be beneficial owners of shares held in “street name.” Beneficial owners have the right to direct how their shares should be voted and are also invited to attend the Annual Meeting, but may not actually vote their shares in person at the Annual Meeting unless they first obtain a signed proxy from the record holder (that is, their bank, broker or other nominee) giving them the right to vote the shares.

As of the Record Date, there were 59,233,024,799 ordinary shares issued and outstanding and entitled to vote at the Annual Meeting.

What am I voting on?

This proxy statement describes the proposals on which we would like you, as a shareholder, to vote at the Annual Meeting. This proxy statement provides you with information on the proposals, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.

At the Annual Meeting, shareholders will act upon the following proposals:

1.	To elect each of Dr. Michael Myers, Denise Carter, Joseph Cooper, James Culverwell, Dennis H. Langer, Natalie Leong, and Michael Sember to serve as a director of Quoin until Quoin’s next annual general meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement;

2.	To adopt an amendment of our Amended and Restated Articles of Association, as amended (the “Articles of Association”), to increase our registered share capital from 500,000,000,000 ordinary shares, no par value, to 6,000,000,000,000 ordinary shares, no par value;

3.	To adopt an amendment of our Articles of Association to effect a reverse split of our ordinary shares at a ratio of 1-for-60,000;

4.	To approve an amendment of the terms of employment of Dr. Michael Myers, our Chief Executive Officer;

5.	To approve an amendment of the terms of employment of Denise Carter, our Chief Operating Officer;

6.	To approve Dr. Michael Myers’ annual discretionary bonus under his terms of employment as our Chief Executive Officer;

7.	To approve Denise Carter’s annual discretionary bonus under her terms of employment as our Chief Operating Officer;

8.	To approve a grant of options to Dr. Michael Myers as our Chief Executive Officer;

9.	To approve a grant of options to Denise Carter as our Chief Operating Officer;

10.	To approve, by an advisory vote, the compensation of our named executive officers;

11.	To approve, by an advisory vote, the frequency of future advisory votes on the compensation of our named executive officers;

12.	To approve changes to our compensation program for non-employee directors;

13.	To approve the grant of options to our non-employee directors pursuant to our compensation program for non-employee directors; and

14.	To appoint Marcum LLP to serve as our independent registered public accounting firm until our next annual general meeting of shareholders.

In addition, shareholders attending the Annual Meeting will have an opportunity to review and ask questions regarding our financial statements for the year ended December 31, 2022.

What if another matter is properly brought before the Annual Meeting?

As of the date of this proxy statement, our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of your proxyholders to vote on those matters in accordance with their best judgment.

Can I change my vote after submitting my proxy?

A shareholder of record may revoke a proxy at any time before the deadline for receipt of proxies by (i) sending a written notice of revocation, or a duly executed proxy bearing a later date, to Quoin (in case of holders of ordinary shares) at its offices at 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attention: Corporate Secretary, or to voteadr@mediant.com (in the case of ADS holders); or (ii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

What is the quorum requirement?

The Annual Meeting will be properly convened if at least two shareholders attend the Annual Meeting in person or by proxy, provided that they hold shares representing at least twenty-five percent (25%) of the outstanding voting rights of Quoin. If such quorum is not present within half an hour from the time scheduled for the Annual Meeting, the Annual Meeting will be adjourned for one week (to the same time and place), or to a later date or other place as may be specified by the Board in the notice of the Annual Meeting or by notice to shareholders eligible to vote. At the reconvened meeting, if there is no quorum within half an hour from the time scheduled for the meeting, any number of our shareholders present in person or by proxy shall constitute a lawful quorum.

Abstentions are counted as present for purposes of determining a quorum, but “non-votes” will not be counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If your shares are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee how to vote your shares using the instructions provided by your broker, bank or other nominee. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee to obtain information on how to vote your shares. Your broker, bank or other nominee will not vote your shares on any of the proposals at the Annual Meeting without instruction from you because they are not allowed to exercise their voting discretion with respect to any proposals that are considered non-routine. All proposals at this Annual Meeting are non-routine, and, if you hold your shares in “street name” and do not provide your broker, bank or other nominee with specific instructions regarding how to vote on any proposal, your broker, bank or other nominee will not be permitted to vote your shares on any proposal at the Annual Meeting, resulting in a “non-vote” for each proposal.

How many votes are needed to approve each proposal?

Each ordinary share is entitled to one vote on each proposal that comes before the Annual Meeting. The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy and voting thereon is necessary for the approval of Proposals 1, 2, 3, 5, 10, 11, 12, 13 and 14. Approval of Proposals 4, 6, 7, 8 and 9 requires an affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy and voting thereon, provided, however, that either: (a) a majority of those shares present in person or represented by proxy and voting on the proposal, which are not held by a person who is a Controlling Shareholder or by a person who has a Personal Interest in the adoption of such proposal, are voted in favor of any such proposal; or (b) the number of shares voted against any such proposal is not greater than two percent (2%) of the number of our total issued and outstanding ordinary shares. Abstentions will not be treated as either a vote “FOR” or “AGAINST” a matter. If you hold your shares in street name and do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee will not be permitted to vote your shares on any proposal at the Annual Meeting, resulting in a “non-vote” for each proposal. A “non-vote” will have no effect on whether any of the proposals has received the required shareholder vote. Therefore, it is important for a shareholder that holds shares through a bank, broker or other nominee to instruct its bank, broker or other nominee how to vote its shares, if the shareholder wants its shares to count for all proposals.

The term “Controlling Shareholder” is defined under the Israeli Companies Law 5759-1999, and regulations promulgated thereunder (the “Companies Law”), and means any person (where a corporation and its affiliates, as well as an individual and family members sharing a residence or dependent upon each other for their livelihood, are deemed to be a single person), or persons acting together (whether by means of any trust, syndicate, voting agreement or other arrangement), which, whether directly or indirectly, enjoys a de facto ability to direct our affairs, other than by exercise of official duty as our director or officer, with holdings by such person or persons of at least 50% of the rights to (x) vote in a shareholders’ meeting, or (y) appoint our directors or chief executive officer, creating a rebuttable presumption of “control.”

We are not aware of Quoin having any such “Controlling Shareholder”.

The term “Personal Interest” of a shareholder in this context is defined under the Companies Law, and means a personal interest in an act or transaction of the company, and is deemed to include the personal interest of: (x) any “Relative” of that shareholder; (y) any company with respect to which that shareholder (or any Relative of that shareholder) serves as a director or the chief executive officer, owns at least 5% of the outstanding share capital, or has the right to appoint a director or the chief executive officer; or (z) any person voting for that shareholder by power of attorney, even if the shareholder himself does not have a Personal Interest in such act or transaction, whether or not the person holding power of attorney has discretion as to how to vote on such matter); excluding, however, an interest arising solely from the ownership of shares; where the term “Relative” means: (a) a spouse, sibling, parent, grandparent, child or descendant; (b) a spouse’s child or descendant, parent or sibling; or (c) the spouse of any of the foregoing.

For Proposals 4, 6, 7, 8 and 9, which require the special majority approval described above, each shareholder must declare whether or not such shareholder is our “Controlling Shareholder”, or has a “Personal Interest” in the adoption of that proposal. If you are voting by proxy or providing a voting instruction, this declaration can be made by making the appropriate indication next to your vote on the proxy card or voting instruction form, as applicable. Whether or not you are a “Controlling Shareholder” or have a “Personal Interest” in the adoption of a proposal, you must make this declaration in order to ensure that your vote is counted.

The Board recommends shareholders vote “FOR” Proposals 1-10 and 12-14 and vote for “three years” in Proposal 11, as the frequency with which shareholders are provided an advisory vote on the compensation of our named executive officers, as set forth in the proxy statement.

How do I vote?

You can vote your shares by attending the Annual Meeting. If you do not plan to attend the Annual Meeting, the method of voting will differ for shares held as a record holder and shares held in “street name” (through a broker, bank or other nominee). Record holders of ordinary shares will receive proxy cards, holders of ordinary shares represented by ADSs will receive voting instruction forms, and holders of shares in “street name” will receive voting instruction cards directly from their bank, broker or nominee in order to instruct their banks, brokers or other nominees on how to vote.

All ordinary shares represented by properly executed proxy cards or voting instruction forms will be voted as specified in the instructions indicated in such proxy cards or voting instruction forms, as applicable. If you are a holder of record as of the Record Date for the Annual Meeting and sign and return a proxy card if you hold ordinary shares, or a voting instruction form if you hold ordinary shares represented by ADSs, but do not specify how you want your shares voted on one or more proposals, the shares represented by properly executed and received proxy cards or voting instruction forms, as applicable, will not be voted “FOR” such proposals, but will be counted for the purpose of establishing a quorum. If you hold your shares in “street name” through a broker, bank or other nominee, you are considered, with respect to those shares, a beneficial owner. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to any items presented at the Annual Meeting, as described above.

Shareholders of Record

If you are a shareholder of record (that is, you hold a share certificate that is registered in your name or you are listed as a shareholder in our share register), you can submit your vote by completing, signing and submitting a proxy card if you hold ordinary shares, or a voting instruction form if you hold ordinary shares represented by ADSs. Please follow the instructions on the proxy card or voting instruction form, as applicable. If you provide specific instructions (by marking a box) with regard to the proposals, your shares will be voted as you instruct. The persons named as proxies in the enclosed proxy card or voting information form, as applicable, will furthermore vote in accordance with the recommendations of the Board on any other matters that may properly come before the Annual Meeting.

Shareholders Holding in “Street Name”

If you hold shares in “street name,” that is, you are an underlying beneficial holder who holds shares through a bank, broker or other nominee, the voting process will be based on your directing the bank, broker or other nominee to vote the shares in accordance with the voting instructions on your voting instruction card. Because a beneficial owner is not a shareholder of record, you may not vote those shares directly at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Please follow the instructions on the voting instruction card received from your bank, broker or other nominee. You may also be able to submit voting instructions to a bank, broker or other nominee by phone or via the Internet if your voting instruction card describes such voting methods. Please be certain to have your control number from your voting instruction card ready for use in providing your voting instructions.

It is important for a shareholder that holds shares through a bank, broker or other nominee to instruct such bank, broker or other nominee how to vote the shares if the shareholder wants such shares to count for the vote on the proposal.

When are shareholder proposals and director nominations due?

Any one or more shareholders of Quoin holding at least 1% of Quoin’s voting rights (the “Proposing Shareholder(s)”) may request, subject to the Companies Law, that the Board include a matter on the agenda of a general meeting, including to nominate a candidate to serve on our Board, if the Board determines that the proposed matter is appropriate to be considered at a general meeting. In order for the Board to consider a shareholder proposal and whether to include the matter stated therein in the agenda of a general meeting, notice of the shareholder proposal must be timely delivered in accordance with the Companies Law and the regulations thereto and must comply with the requirements of our Articles of Association, and any applicable law and stock exchange rules and regulations. To be considered submitted in a timely manner under the Companies Law, such proposal must be delivered by no later than seven days following our notice of the annual meeting (which for this Annual meeting is September 19, 2023). The proposal must be in writing, signed by all of the Proposing Shareholder(s) making such request, accompanied by evidence satisfactory to us of their aggregate holdings of at least 1% of our voting rights and, for a proposal of a candidate to serve on our Board, such candidate’s details in accordance with Section 26 of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970, accompanied by the candidate’s affidavit as required under Section 224B of the Companies Law.

Shareholder proposals may also be submitted for inclusion in proxy materials under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 14a-8 under the Exchange Act, to be eligible for inclusion in our proxy materials for the 2024 Annual General Meeting of Shareholders, shareholder proposals must be received by Quoin no later than May 15, 2024 and must comply with all applicable requirements of Rule 14a-8. In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Quoin’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 20, 2024.

All shareholder proposals should be addressed to: Quoin c/o Quoin Pharmaceuticals Ltd. at 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attention: Corporate Secretary.

How can I find out the Annual Meeting voting results?

The final voting results will be tallied by our Chief Financial Officer based on the information provided by our transfer agent or otherwise and will be published following the Annual Meeting in a Current Report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

We will bear the costs of solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers or other nominees have been requested to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed by us for their reasonable out-of-pocket expenses.

What proxy materials are available online?

Copies of the proxy card, voting information form, the Notice of Annual General Meeting of Shareholders, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://quoinpharma.gcs-web.com/annual-report-and-proxy-statement. Information contained on or accessible through this website is not incorporated by reference in, or otherwise a part of, this proxy statement, and any references to this website are intended to be inactive textual references only.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Board of Directors

The Board currently consists of seven members. Following the recommendation of our Nominating and Governance Committee, our Board has nominated for election each of our incumbent directors: Dr. Michael Myers, Denise Carter, Joseph Cooper, James Culverwell, Dr. Dennis Langer, Natalie Leong, and Michael Sember. Each of the seven nominees, if elected, will serve as our director until our next annual general meeting of shareholders and until his or her successor is duly elected and qualified, or until such director’s earlier resignation or retirement.

In accordance with the Companies Law, all nominees for election as directors at the Annual Meeting have declared in writing that they possess the requisite skills and expertise, as well as sufficient time, to perform their duties as directors.

All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees is unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the Board in substitution. We have no reason to believe that any of the nominees named in this proxy statement will be unable to serve as a director if elected.

The following table sets forth certain information, as of the Record Date, as to each nominee for the office of director:

Name	Age	Position
Dr. Michael Myers	61	Chairman of the Board and Chief Executive Officer
Denise Carter	54	Director and Chief Operating Officer
Joseph Cooper(1)(3)	65	Director
James Culverwell(2)(4)	67	Director
Dr. Dennis H. Langer(5)	71	Director
Natalie Leong(1)(6)	38	Director
Michael Sember(2)	73	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Governance Committee.
(4)	Chairperson of our Audit Committee.
(5)	Chairperson of our Compensation Committee.
(6)	Chairperson of our Nominating and Governance Committee.

Set forth below is a summary of the business experience of each of our directors.

Dr. Michael Myers, Chief Executive Officer and Director. Dr. Myers is the co-founder of Quoin Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of Quoin Ltd (“Quoin Inc.”), and has served as Chairman and Chief Executive Officer of Quoin Inc. since its inception in 2018. Dr. Myers has served as Chairman and Chief Executive Officer of Quoin Ltd. since October 28, 2021. Dr. Myers has over 35 years of industry experience in the drug delivery and specialty pharmaceutical sectors. From 2003 to October 2015, he served as Chief Executive Officer of Innocoll AG (n/k/a Innocoll Biotherapeutics N.A. Inc.), a biotherapeutics pharmaceutical company, and was responsible for taking that company public in 2014. From 2001 to 2002, he served as President of the drug delivery division of West Pharmaceutical Services, Inc. (NYSE: WST), a designer and manufacturer of injectable pharmaceutical packaging and delivery systems. From 1996 to 1999, Dr. Myers served as the President of Pharmaceutical Operations for Fuisz Technologies (Biovail), a developer of food and drug delivery systems and technologies. From 2000 to 2001, Dr. Myers served as Executive Vice President and Chief Commercial Officer in Flamel Technologies (n/k/a Avadel Pharmaceuticals PLC (Nasdaq: AVDL), a specialty pharmaceutical company. From 1987 to 1995, Dr. Myers served as the Head of Pharmaceutical Development for Elan Corporation, a biotechnology drug company. From 2022 to June 2023, Dr. Myers served as a director of Ethicann Pharmaceuticals and SquareX Pharmaceuticals, each a clinical stage pharmaceutical company. In August 2023, Dr. Myers became a director of Cranial Devices Inc., a pre-clinical stage medical device company. Since 2019, Dr. Myers has served as a director of Sonoran Bioscience and Wellesley Pharmaceuticals, each a specialty pharmaceutical company. Dr. Myers earned his Ph.D. In Chemistry from the University College Cork, Ireland. We believe Dr. Myers is qualified to serve on our Board due to his extensive knowledge as one of Quoin Inc.’s co-founders and Chief Executive Officer, and his extensive commercial and management experience with both public and private life sciences companies.

Denise Carter, Chief Operating Officer and Director. Ms. Carter is the co-founder of Quoin Inc. and has served as a director and Chief Operating Officer of Quoin Inc. since its inception in 2018. Ms. Carter has served as a director and Chief Operating Officer of Quoin Ltd. since October 28, 2021. Ms. Denise Carter has over 30 years of experience in the drug delivery and specialty pharmaceutical industries. From June 2003 to October 2015, Ms. Carter held various positions at Innocoll AG (n/k/a Innocoll Biotherapeutics N.A. Inc.), including President of Innocoll Pharmaceuticals and Executive Vice President of Business Development and Corporate Affairs of Innocoll AG. From 2001 to 2003, Ms. Carter was the Vice President of Business Development of the drug delivery division of West Pharmaceuticals, Inc. (NYSE: WST). From 2000 to 2001, she was the Senior Director of Business Development of Eurand, a specialty pharmaceutical company. From 1996 to 1999, Ms. Carter was the Director of Business Development and Alliance Management of Fuisz Technologies (Biovail). From 1999 to 2000, Ms. Carter was the Director of Business Development of Cardinal Health, Inc., a multi-national health care service company. Ms. Carter earned her MBA from Wharton School of Business, University of Pennsylvania and a B.S. in Chemistry from the College of William and Mary. We believe Ms. Carter is qualified to serve on our Board due to her extensive knowledge as one of Quoin Inc.’s co-founders and Chief Operating Officer, and her extensive business development, sales and marketing and fund raising experience in the life sciences industry.

Joseph Cooper, Director. Mr. Cooper has served as a director of Quoin Inc. since May 2021. Mr. Cooper has served as a director of Quoin Ltd. since October 28, 2021. Mr. Cooper has significant experience in operational, corporate development and general management roles within the pharmaceutical and healthcare industry. Since 2012, Mr. Cooper has served as the President of Boulder Cove LC, a pharmaceutical and healthcare consulting company. From September 2019 to December 2022, Mr. Cooper served as the Chief of Strategy and Corporate Development for Resonea, Inc., a digital health company. From August 2018 to December 2019, Mr. Cooper served as the Chief Business Officer of NuvOx Pharmaceuticals, a clinical stage pharmaceutical company. From January 2015 to August 2018, Mr. Cooper served as Chief Financial and Operating Officer for First Place, AZ, a non-profit healthcare services organization. From 1996 to 2010, Mr. Cooper served as the Executive Vice President of Corporate and Product Development of Medicis Pharmaceutical Corp. (NYSE: MRX), a pharmaceutical and medical aesthetics company. Since January 2018, Mr. Cooper has served as a director of Sonoran Biosciences, a specialty pharmaceutical company. From 2006 to 2007, Mr. Cooper served as a director of Bioenvision (Nasdaq: BIVN) a pharmaceutical company. Mr. Cooper holds an MBA from the WP Carey School of Business at Arizona State University and a BA from Northeastern Illinois University. We believe Mr. Cooper is qualified to serve on our Board due to his extensive executive and board experience with pharmaceutical and healthcare companies.

James Culverwell, Director. Mr. Culverwell has served as a director of Quoin Inc. since April 2021. Mr. Culverwell has served as a director of Quoin Ltd. since October 28, 2021. Since May 2013, Mr. Culverwell has served as the Chief Executive Officer and is currently Chairman of the Board of Directors of HOX Therapeutics, a prostate cancer research company. In 2005, Mr. Culverwell founded Sudbrook Associates, which provided strategic advice and fund raising services for life science companies. From 1992 to 2004, Mr. Culverwell was Senior Vice President and Global Coordinator Healthcare Research at Merrill Lynch. From 1982 to 1992, Mr. Culverwell was Director of Healthcare Equity Research at ABN Amro Bank N.V. Since February 2022, Mr. Culverwell has served as a director and Audit Committee Chairman of TC BioPharm (Holdings) plc (Nasdaq: TCBP), a cancer treatment development company. Since January 2005, Mr. Culverwell has served as a director, Audit Committee Chairman, and member of the Compensation Committee of SafeGuard Biosystems, a high throughput molecular diagnostics company. From April 2016 to September 2019, Mr. Culverwell served as a director and Audit Committee Chairman of Amryt Pharma PLC (Nasdaq: AMYT), a commercial-stage biopharmaceutical company. From February 2013 to July 2017, Mr. Culverwell served as a director and Audit Committee Chairman of Innocoll AG. He received an MSc with honors from the University of Aberdeen. We believe Mr. Culverwell is qualified to serve on our Board due to his extensive experience serving on the audit and compensation committees for multiple public and private life sciences and healthcare companies.

Dennis H. Langer, M.D., J.D., Director. Dr. Langer has served as a director of Quoin Inc. since 2019. Dr. Langer has served as a director of Quoin Ltd. Since October 28, 2021. From 2005 to 2010, Dr. Langer served as the Managing Partner at Phoenix IP Ventures, LLC, a private equity and venture capital fund specializing in life sciences companies. From 2004 to 2005, Dr. Langer was the President, North America for Dr. Reddy’s Laboratories, Inc., a multi-national pharmaceutical company. Dr. Langer was with GlaxoSmithKline, a multi-national pharmaceutical and biotechnology company, from 1994-2004, where he served as Senior Vice President, Project, Portfolio and Alliance Management, Senior Vice President, Product Development Strategy, and Senior Vice President, Healthcare Services R&D. From 1991 to 1994, he served as President and Chief Executive Officer at Neose Technologies, Inc., a clinical stage biopharmaceutical company. From 2004 to June 2022, Dr. Langer served as a director of Myriad Genetics, Inc. (Nasdaq: MYGN), a genetic testing and precision medicine company. From 2021 to June 2022, Dr. Langer served as a director of Brooklyn ImmunoTherapeutics, Inc. (n/k/a Eterna Therapeutics Inc., Nasdaq: ERNA), a biotechnology company. From 2007 to 2019, Dr. Langer served as a director of Dicerna Pharmaceuticals Inc. (Nasdaq: DRNA), a biopharmaceutical company. Dr. Langer serves on the Dean’s Advisory Board of Harvard Law School. He received an M.D. from Georgetown University School of Medicine, a J.D. from Harvard Law School, and a B.A. in Biology from Columbia University. We believe Dr. Langer is qualified to serve on our Board due to his extensive experience as an executive and board member of public and private life sciences and healthcare companies.

Natalie Leong, Director. Ms. Leong has served as a director of Quoin Inc. since April 2021. Ms. Leong has served as a director of Quoin Ltd. since October 28, 2021. Since January 2023, Ms. Leong has been the Senior Vice President of Product Management for B.S.D. Capital, Inc. (d/b/a Lendistry), a minority-led small business lender. Ms. Leong was the Head of Finance and Product Strategy (October 2019 – October 2020) and subsequently Head of Product Management (October 2020 – November 2022) for LoanStreet Inc., a financial SaaS company. From May 2016 to July 2019, Ms. Leong served as the Lead for the Asset Liability Committee for the US at RBC Capital Markets. In addition, from August 2018 to October 2019, she served as the Lead for Global Originations FP&A for RBC Capital Markets. From October 2011 to May 2016, Ms. Leong worked as the Vice President of Capital Insights at National Australia Bank. From February 2008 to October 2011, Ms. Leong served as a Senior Auditor at National Australia Bank. Ms. Leong earned her MBA at The Wharton School, University of Pennsylvania. She earned a B.Comm degree (Finance and Economics) and a B.A. degree (French and Literature) from the University of Melbourne in 2007. We believe Ms. Leong is qualified to serve on our Board of directors due to her extensive financial and business management experience.

Michael Sember, Director. Mr. Sember has served as a director of Quoin Inc. since May 2021. Mr. Sember has served as a director of Quoin Ltd. since October 28, 2021. Since 2007, he has served as a Principal of Accela Advisors, a biopharmaceutical consulting firm specializing in strategic planning, business development and coaching for startups. From January 2018 to October 2020, Mr. Sember served as the Chief Executive Officer of Regulonix Holding, Inc., a drug development company. From 2022 until 2023, Mr. Sember served as the Chief Executive Officer of RaeSedo, Inc, a startup therapeutics company spin out of the University of Arizona. From October 2015 to March 2019, he served as the Mentor in Residence to companies formed from inventions discovered at the University of Arizona. From 2013 to 2015, Mr. Sember was the Corporate Turnaround Specialist and Chief Executive Officer of Palyon Medical Corporation, a drug delivery system company. From 1991 to 2002, Mr. Sember was Executive Vice President of Corporate Business Development for Élan Corporation, responsible for strategic collaborations and mergers and acquisitions. From 1973 to 1991, Mr. Sember served as the Senior director of Global Program Management at Marion Laboratories (later Marion Merrell Dow). From 2013 to 2015, Mr. Sember was the Chairman of the Board of Paylon Medical Corporation, a drug delivery system company. From 2012 to 2013, Mr. Sember was the Chairman of the Board of BioIndustry Organization of Southern Arizona, a non-profit trade group. Mr. Sember earned a Bachelor of Science degree from the University of Pittsburgh and an MBA from Rockhurst University. We believe Mr. Sember is qualified to serve on our Board due to his broad executive and capital raising experience in the life sciences industry.

It is therefore proposed that each of the following resolutions be adopted at the Annual Meeting:

Resolved, hereby that:

A. Dr. Michael Myers;

B. Denise Carter;

C. Joseph Cooper;

D. James Culverwell,

E. Dennis H. Langer;

F. Natalie Leong; and

G: Michael Sember;

shall hereby be re-elected as directors of Quoin, each to serve in such capacity until Quoin’s next annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF DR. MICHAEL MYERS, DENISE CARTER, JOSEPH COOPER, JAMES CULVERWELL, DENNIS H. LANGER, NATALIE LEONG, AND MICHAEL SEMBER TO SERVE AS A DIRECTOR OF QUOIN UNTIL QUOIN’S NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS AND UNTIL SUCH DIRECTOR’S SUCCESSOR IS DULY ELECTED AND QUALIFIED, OR UNTIL SUCH DIRECTOR’S EARLIER RESIGNATION OR RETIREMENT, BY VOTING “FOR” EACH OF RESOLUTIONS 1.A., 1.B., 1.C., 1.D., 1.E., 1.F. AND 1.G. OF THIS PROPOSAL ONE.

CORPORATE GOVERNANCE AND DIRECTOR COMPENSATION

Independence of the Board

Under the corporate governance standards of Nasdaq, a majority of our directors must meet the independence requirements specified in those rules. The Board determined that Joseph Cooper, James Culverwell, Dr. Dennis Langer, Natalie Leong, and Michael Sember, qualify as independent directors, as such term is defined under Nasdaq listing rules.

Meetings of the Board and Committees

The Board met four times during the last fiscal year. The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Audit Committee held four meetings, the Compensation Committee held one meeting and the Nominating and Corporate Governance Committee did not hold meetings during the last fiscal year. In addition, the Board and each Board committee took action by written consent during the last fiscal year. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

Attendance at Annual General Meeting of Shareholders

It is the policy of the Board that, absent sufficient cause, all of our directors attend our annual general meeting, either in person or by remote communication. A director who is unable to attend our annual general meeting is expected to notify the Chairman of the Board. Two of our directors attended last year’s annual general meeting.

Committees of the Board

Audit Committee

The Audit Committee of the Board of Directors consists of Joseph Cooper, James Culverwell, and Natalie Leong, with Mr. Culverwell chairing the committee.

Under the Nasdaq listing standards, we are required to maintain an audit committee consisting of at least three independent directors, each of whom is financially literate and one of whom has accounting or related financial management expertise. Our Board has determined that each member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act, has the requisite financial sophistication as required by the Nasdaq listing standards and is an audit committee financial expert, as defined by the SEC rules.

Our Board adopted the Amended and Restated Charter of the Audit Committee that sets forth the responsibilities of the audit committee under Nasdaq listing standards, as well as the requirements for such committee under the Companies Law, including the following:

•	overseeing our independent registered public accounting firm and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the board of directors in accordance with Israeli law;

•	recommending the engagement or termination of the person filling the office of our internal auditor; and

•	recommending the terms of audit and non-audit services provided by the independent registered public accounting firm for pre-approval by our board of directors.

Our audit committee provides assistance to our board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our audit committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the accountants are independent of management.

Under the Companies Law, our audit committee is responsible for:

•	determining whether there are deficiencies in the business management practices of our company, including in consultation with our internal auditor or the independent auditor, and making recommendations to the board of directors to improve such practices;

•	determining the approval process for transactions that are ‘non-negligible’ (i.e., transactions with a controlling shareholder that are classified by the audit committee as non-negligible, even though they are not deemed extraordinary transactions), as well as determining which types of transactions would require the approval of the audit committee, which determination may be based on annually pre-determined criteria;

•	determining whether to approve certain related party transactions (including transactions in which an office holder has a personal interest and whether such transaction is extraordinary or material under the Companies Law);

•	examining the work plan of the internal auditor before its submission to our board of directors and proposing amendments thereto or, upon a decision of the board of directors, acting as the corporate body to approve such work plan;

•	examining our internal controls and internal auditor’s performance, including whether the internal auditor has sufficient resources and tools at his disposal to fulfill his responsibilities;

•	examining the scope of our external auditor’s work and compensation and submitting a recommendation with respect thereto to our board of directors; and

•	establishing procedures for the handling of employees’ complaints as to the management of our business and the protection to be provided to such employees.

A copy of the Audit Committee Charter is available on the “Investors” page of our website www.quoinpharma.com.

Report of the Audit Committee of the Board

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with management of Quoin. The Audit Committee has discussed with the U.S. independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the U.S. independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

The Audit Committee of the Board of Directors:

Joseph Cooper

James Culverwell

Natalie Leong

Compensation Committee

The Compensation Committee of the Board consists of James Culverwell, Dennis Langer and Michael Sember, with Mr. Langer chairing the committee. The Board of Directors has determined that each member of the Compensation Committee is independent under Nasdaq listing standards.

Our Board adopted the Amended and Restated Charter of the Compensation Committee that sets forth the responsibilities of such committee under Nasdaq listing standards, as well as the requirements for such committee under the Companies Law, including the following:

•	recommending to our board of directors a policy regarding the terms of engagement of the company’s office holders, to which we refer as a “compensation policy”;

•	recommending whether the compensation policy should continue in effect, if the then-current policy has a term of greater than three years (approval of either a new compensation policy or the continuation of an existing compensation policy must in any case occur every three years);

•	recommending to the board of directors updates to the compensation policy from time to time;

•	assessing implementation of the compensation policy;

•	the initial approval of transactions regarding the terms of compensation for all office holders, subject to further approvals that may be required by the board of directors and/or a general meeting of shareholders, depending on the circumstances;

•	deciding, under the special circumstances set forth in the Companies Law, whether to exempt the approval of terms and conditions of a Chief Executive Officer’s service from the requirement of shareholder approval;

•	approving non-material amendments to the compensation arrangement of an office holder who is not a director;

•	making other determinations that the Companies Law assigns to a compensation committee;

•	reviewing and recommending for approval by the board of directors the overall compensation policies with respect to our Chief Executive Officer and other executive officers;

•	reviewing and recommending for approval by the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers;

•	evaluating the performance of our Chief Executive Officer and other executive officers in light of such goals and objectives;

•	reviewing and approving the granting of options and other incentive awards, including the exercise of authorities delegated by the board of directors regarding the grant of equity incentives under our equity compensation plans;

•	reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors;

•	overseeing our compliance with SEC and Nasdaq rules related to shareholder approval of certain executive compensation matters and equity compensation plans;

•	considering and implementing policies with respect to oversight, assessment and management of risks associated with our compensation polices; and

•	reviewing and establishing appropriate insurance coverage for our office holders.

A copy of the Compensation Committee Charter is available on the “Investors” page of our website www.quoinpharma.com.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Natalie Leong and Joseph Cooper, with Ms. Leong chairing the committee. The Board of Directors has determined that each member of the Nominating and Governance Committee is independent under Nasdaq listing standards.

Our Board adopted the Amended and Restated Charter of the Nominating and Governance Committee that sets forth the responsibilities of such committee under Nasdaq listing standards, as well as the requirements for such committee under the Companies Law, including the following:

•	evaluating our corporate leadership structure, and reviewing important issues and developments in corporate governance, and developing appropriate recommendations for the Board; and

•	overseeing and assisting our board in reviewing and recommending nominees for election as directors and members of committees of our board.

A copy of the Nominating and Governance Committee Charter is available on the “Investors” page of our website www.quoinpharma.com.

Our Nominating and Governance Committee is responsible for, among other matters, annually presenting to the Board a list of individuals recommended for nomination for election as directors at the annual general meeting. Before recommending a director candidate, our Nominating and Governance Committee reviews his or her qualifications to determine whether the director candidate meets the qualifications described below. In the case of an incumbent director, our Nominating and Governance Committee also reviews the director’s service on the Board during the past term, including the number of Board and committee meetings attended, the quality of participation and whether the candidate continues to meet the qualifications for director as described below. After completing its evaluation, our Nominating and Governance Committee makes a recommendation to the full Board as to election or re-election of the candidate.

In order to be nominated for director, a director candidate must be a natural person at least eighteen (18) years of age and must meet the requirements for a director under the Companies Law, including submission of a declaration in writing that they possess the requisite skills and expertise, as well as sufficient time, to perform their duties as directors. Characteristics expected of all directors include: integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board considers many factors, including capability, experience, diversity, skills, expertise, dedication, conflicts of interest, and such other relevant factors that may be appropriate in the context of the needs of the Board. The Board believes that the Board, as a whole, should include members who collectively bring the strengths in the areas of finance, corporate governance, financial statement analysis, business operations and strategic planning, and mergers and acquisitions. Additional criteria apply to directors being considered to serve on particular committees of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand our financial statements. Our Nominating and Governance Committee uses a variety of methods to identify and evaluate nominees for director. Candidates may come to the attention of the committee through current and former Board members, management, shareholders or other persons.

Internal Auditor

We are required to appoint an internal auditor in accordance with the recommendation of the audit committee in accordance with the Companies Law. An internal auditor may not be:

•	a person (or a relative of a person) who holds more than 5% of the company’s outstanding shares or voting rights;

•	a person (or a relative of a person) who has the power to appoint a director or the chief executive officer of the company;

•	an office holder (including a director) of the company (or a relative thereof); or

•	a member of the company’s independent accounting firm, or anyone on his or her behalf.

The role of the internal auditor is to examine, among other things, our compliance with applicable law and orderly business procedures. The audit committee is required to oversee the activities of the internal auditor and to assess his or her work plan and performance. Our internal auditor is Mr. Edo Pollack, a Certified Public Accountant and partner-in-charge of the Israel office of Eisner Advisory Group LLC.

The Chairman of the board of directors is the direct supervisor of the internal auditor, unless the board of directors determines otherwise (and, in this regard, we have not determined otherwise). The internal auditor is required to submit his or her findings to the Chairman of the Board, the Chief Executive Officer, and the Chairman of the audit committee. The internal auditor may not be dismissed or suspended without his consent, other than by a decision of the board of directors requiring a quorum of the majority of the members of the board, after the board of directors has heard the audit committee’s position on the matter, and the internal auditor has been afforded a reasonable opportunity to bring his position before the audit committee and the board of directors.

Fiduciary Duties of Directors and Executive Officers

The Companies Law codifies the fiduciary duties that office holders owe to a company. An “office holder” under the Companies Law means a director, a Chief Executive Officer, or other officer who occupies a general or chief management position, or serves in a position directly secondary to or directly reporting to the Chief Executive Officer. Each person named in the table of our directors set forth above and each of our executive officers is an “office holder” under the Companies Law.

An office holder’s fiduciary duties consist of a duty of care and a duty of loyalty. The duty of care requires an office holder to act with the level of care with which a reasonable office holder in the same position would act under the same circumstances. The duty of loyalty requires that an office holder act in good faith and in the best interests of the company.

The duty of care includes a duty to use reasonable means to obtain:

•	information on the advisability of a given action brought for the office holder’s approval or performed by virtue of his or her position; and

•	all other important information pertaining to any such action.

The duty of loyalty includes a duty to:

•	refrain from any conflict of interest between the performance of the office holder’s duties to the company and his or her other duties or personal affairs;

•	refrain from any activity that is competitive with the company;

•	refrain from exploiting any business opportunity of the company to receive a personal gain for himself or herself or others; and

•	disclose to the company any information or documents relating to the company’s affairs which the office holder received as a result of his or her position as an office holder.

Disclosure of Personal Interests of an Office Holder and Approval of Certain Transactions

The Companies Law requires that an office holder promptly disclose to the board of directors any personal interest that he or she may be aware of concerning any existing or proposed transaction with the company, including all material information or documents related thereto. An interested office holder’s disclosure must be made promptly, and in any event no later than the first meeting of the board of directors at which the transaction is considered. As used in the context of the Companies Law, a “personal interest” includes an interest of any person in an act or transaction of a company, including a personal interest of such person’s “relative,” or of a corporate body in which such person or a relative of such person is a 5% or greater shareholder, director or chief executive officer, or in which he or she has the right to appoint at least one director or the chief executive officer, but excluding a personal interest stemming solely from an interest in shares in the company. A “personal interest” is furthermore deemed to include, in a proposal brought before a meeting of shareholders, the personal interest of a shareholder for whom a vote is being cast by power of attorney, as well as the personal interest of a person voting by virtue of a power of attorney, even if the person granting such power of attorney has no personal interest in the matter. A “relative” (in this context, and generally in the context of the Companies Law) means (a) a spouse, sibling, parent, grandparent, child or descendant, (b) a spouse’s child or descendant, parent or sibling, or (c) the spouse of any of the foregoing. An office holder is not, however, obligated to disclose a personal interest if it derives solely from the personal interest of his or her relative in a transaction that is not considered an “extraordinary transaction.”

Under the Companies Law, an “extraordinary transaction” is defined as any of the following:

•	a transaction other than in the ordinary course of business;
•	a transaction that is not on market terms; or
•	a transaction that may have a material impact on a company’s profitability, assets or liabilities.

Generally speaking, a director and any other office holder who has a personal interest in a transaction which is considered at a meeting of the board of directors or the audit committee may not be present at such a meeting or vote on that matter (unless it is with respect to a transaction which is not an extraordinary transaction), unless a majority of the directors or members of the audit committee, as applicable, have a personal interest in the matter. If a majority of the members of the audit committee or the board of directors have a personal interest in the matter, then all of the directors may participate in the deliberations of the audit committee or board of directors (as the case may be) with respect to such transaction, and vote on the approval thereof; however in such case shareholder approval will be required.

Generally speaking, any transaction between Quoin and an office holder, or between Quoin and a person or entity in whom the office holder has a personal interest, requires approval by the board of directors; if such transaction is an extraordinary transaction, it requires approval first by the company’s audit committee, and subsequently by the board of directors.]

Approvals Required for the Compensation of Directors and Executive Officers

The Companies Law requires special approvals for a transaction regarding the terms of compensation of an office holder (whether or not by way of an employment agreement), which is deemed to include the payment or issuance of any benefit to the office holder which was not already promised under an existing agreement, including any form of cash, equity, termination benefits, exculpation, insurance or indemnification, or any additional benefit or amendment not covered by a previously approved agreement or arrangement.

Approval of the compensation of an office holder who is not a director requires approval first by the company’s compensation committee, then by the company’s board of directors, and, if such compensation transaction is not consistent with the company’s compensation policy, or if the office holder is the Chief Executive Officer, the subsequent approval of a special majority for compensation matters at a general meeting of shareholders, namely, a simple majority of the company’s shareholders, provided that (1) such majority includes a majority of the votes cast by the shareholders who are not controlling shareholders and who do not have a personal interest in the matter, present and voting (abstentions are disregarded) or (2) the votes cast by shareholders who are not controlling shareholders and who do not have a personal interest in the matter and voted against the compensation proposal, constitute two percent or less of the aggregate voting rights in the company (a “Special Majority for Compensation Matters”).

Arrangements regarding the terms of compensation of an office holder who is a director require the approval of the compensation committee, followed by the board of directors, followed by a simple majority at a general meeting of shareholders; however, under certain circumstances a Special Majority for Compensation Matters is required. The respective approvals of the compensation committee and the board of directors must be in line with the company’s duly approved compensation policy; however, in special circumstances, compensation terms may be approved notwithstanding an inconsistency with the compensation policy, provided that the compensation committee and the board have considered those provisions that must be included in the compensation policy under the Companies Law, and shareholder approval was obtained by a special majority.

Role of Independent Compensation Consultant

Our Compensation Committee has the authority under its charter to retain compensation consultants to assist it in the performance of its duties and responsibilities. For 2022 and 2023, the Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”) (formerly known as Radford), as its independent executive compensation consultant. Aon reported directly to, and was directly accountable to, the Compensation Committee. While the Compensation Committee took into consideration the review and recommendations of Aon when making decisions about our executive officer and director compensation practices, the Compensation Committee ultimately made its own independent decisions about these matters.

The Compensation Committee assessed the independence of Aon pursuant to the SEC rules and in accordance with Nasdaq listing standards noting that Aon does not provide any services to Quoin other than advice to the Compensation Committee regarding executive and director compensation, and concluded that no conflict of interest exists that would prevent Aon from serving as an independent consultant to our Compensation Committee.

Board Leadership Structure

Our Articles of Association provide that the Chairman of the board of directors is appointed by the members of the board of directors and serves as Chairman of the board of directors throughout his term as a director, unless resolved otherwise by the board of directors. Under the Companies Law, the Chief Executive Officer or a relative of the Chief Executive Officer may not serve as the Chairman of the board of directors, and the Chairman or a relative of the Chairman may not be vested with authorities of the Chief Executive Officer, unless such service or the vesting of such authority is approved, for a period not greater than three years, by a majority vote of the shares present and voting at an annual or special general meeting of shareholders, provided that either:

●          such majority includes at least a majority of the shares held by all shareholders who are not controlling shareholders and do not have a personal interest in such appointment, present and voting at such meeting (not including abstaining shareholders); or

●          the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in such appointment voting against such appointment does not exceed 2% of the aggregate voting rights in the company.

In addition, a person subordinated, directly or indirectly, to the Chief Executive Officer may not serve as the Chairman of the board of directors; the Chairman of the board of directors may not be vested with authorities that are granted to those subordinated to the Chief Executive Officer; and the Chairman of the board of directors may not serve in any other position in the company or a controlled company, other than as a director or Chairman of a controlled company.

Dr. Michael Myers has served as the Chief Executive Officer and Chairman of the Board of Quoin Pharmaceuticals, Inc., a Delaware company and our wholly-owned subsidiary, since its inception. Effective as of October 28, 2021, Dr. Myers was appointed to our Board and has served as our Chief Executive Officer, and was acting as chairman pro tempore of our Board. Based on the recommendation of our Nominating and Governance Committee, our Board recommended that our shareholders ratify and approve the service of Dr. Myers as both Chief Executive Officer and Chairman of the Board, for a three-year period commencing on October 28, 2021, which was so ratified and approved at the Annual General Meeting of Shareholders held on April 12, 2022 .

The Board believes that the current leadership structure is appropriate for Quoin as it enables Quoin and the Board to continue to benefit from Dr. Myers’ extensive experience in the life sciences industry, skills, expertise, as well as knowledge of Quoin’s business and industry.

Role of the Board in Risk Oversight

One of the key functions of our Board is oversight of our risk management process. The Board takes an active role, as a whole and at the committee level, in overseeing the management of our risks. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements.

Shareholder Communications with the Board

The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attention: Chief Operating Officer. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. The Chief Operating Officer will review all such communications but may disregard any communication that he or she believes is not related to the duties and responsibilities of the Board. If deemed an appropriate communication, the Chief Operating Officer will share the communication with the applicable director or directors.

Section 16(a) Reports

Starting from January 1, 2023, our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and shareholders who beneficially own more than 10% of our ordinary shares (collectively, the “Reporting Persons”) are required to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC under Section 16(a) of the Exchange Act. During the year ended December 31, 2022, we were a foreign private issuer and as such the Section 16(a) filing requirements were not applicable to our officers, directors or greater than 10% beneficial owners. Therefore, there were no late Form 3 or Form 4 filings in 2022.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. A copy of our Code of Ethics has been posted to the “Investors-Corporate Governance” section of our website www.quoinpharma.com. If we make any amendment to the Code of Ethics or grant any waivers, including any implicit waiver, from a provision of the Code of Ethics, we will disclose the nature of such amendment or waiver on our website to the extent required by the rules and regulations of the SEC. We have not granted any waivers under our Code of Ethics.

Hedging Policy

As part of our Insider Trading Policy, no director, officer or other employee may engage in hedging transactions, including through the use of such financial instruments as prepaid variable forwards, equity swaps, collars and exchange funds, at any time.

Board Diversity

The Board Diversity Matrix, below, provides the diversity statistics for our Board.

Board Diversity Matrix*
Total Number of Directors	7

	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—

Part II: Demographic Background
Asian	1	—	—	—
White	1	5	—	—

LGBTQ+	1
Did Not Disclose Demographic Background	—

* As of September 12, 2023. There have been no changes to this information since the publication of the Board Diversity Matrix dated as of August 4, 2022, which is posted on our website.

Director Compensation.

Under our non-employee directors’ compensation program approved at our Annual General Meeting held on April 12, 2022, non-employee directors were entitled to receive the following cash compensation for their 2022 services:

•	each non-employee director receives an annual base retainer of $60,000;

•	each committee chairperson receives an additional retainer of $15,000 for his or her service as a chairperson; and

•	each member of a standing committee receives an additional retainer of $5,000 for such service on a standing committee.

In addition to cash compensation, our non-employee directors were also entitled to equity awards under our director compensation policy. Each non-employee director was entitled to receive an annual award of options under Quoin’s Amended and Restated Equity Incentive Plan (the “Plan”) valued at $60,000. In addition, each non-employee director who joined the Board was granted an inaugural award of options valued at $165,000 under the Plan.

At our Annual General Meeting held on April 12, 2022, our shareholders approved, pursuant to and in line with our non-employee directors’ compensation program, the following option grants to each of our non-employee directors under the Plan:

•	as an inaugural grant, an option to purchase 786 ADS, at an exercise price of $210 per ADS, vesting over a three-year period beginning on April 12, 2023; and

•	as an annual grant for 2022, an option to purchase 286 ADS, at an exercise price of $210 per ADS, vesting over a three-year period beginning on April 12, 2023.

The following table sets forth information concerning the compensation awarded to, earned by or paid to non-employee directors for the year ended December 31, 2022.

	Fees Earned or Paid in Cash	Option Awards(2)	Total
Name	($)	($)	($)
Joseph Cooper	70,000	163,570	233,570
James Culverwell	75,000	163,570	238,570
Dr. Dennis H. Langer(1)	90,000	163,570	253,570
Natalie Leong	80,000	163,570	243,570
Michael Sember	65,000	163,570	228,570

(1)	Includes $15,000 Compensation Committee Chairman fee for the year ended December 30, 2021, which was paid in 2022.

(2)	Represents the grant date fair value of option awards granted to each of our non-employee directors on April 12, 2022, calculated in accordance with FASB ASC Topic 718. These options have an exercise price of $210 per ADS and vest in three equal annual installments beginning on April 12, 2023. The option values were calculated using a Black-Scholes Model for pricing options. See Note 7 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for all relevant valuation assumptions used to determine the grant date fair value of these options.

PROPOSAL TWO — ADOPTION OF AN AMENDMENT OF OUR ARTICLES OF

ASSOCIATION TO INCREASE OUR REGISTERED SHARE CAPITAL
FROM 500,000,000,000 ORDINARY SHARES, NO PAR VALUE, TO 6,000,000,000,000

ORDINARY SHARES, NO PAR VALUE

The Board has approved, subject to shareholders’ adoption at the Annual Meeting, an amendment of our Articles of Association that increases the number of ordinary shares authorized for issuance from 500,000,000,000 ordinary shares to 6,000,000,000,000, as set forth in Annex A attached to this proxy statement.

Purpose of Increase in Registered Share Capital

The purpose of this amendment to increase our registered share capital is to provide us with the flexibility to conduct future issuances of ordinary shares, and/or ADSs representing ordinary shares, to fund our research and development activities and other business operations, consistent with our historical practice of financing our operations through equity and debt issuances. We do not expect to generate revenue from product sales unless and until we successfully complete development and obtain marketing approval for one or more of our product candidates, which we expect will take a number of years and which is subject to significant uncertainty. Accordingly, we will need to raise additional capital prior to the commercialization of any of our product candidates and may require additional authorized share capital for that purpose.

All ordinary shares issuable from our authorized share capital after such increase would have the same voting rights and rights to any dividends or other distributions by us as the ordinary shares currently issuable from our share capital.

Principal Effects of Increase in Registered Share Capital

If we issue additional ordinary shares after the increase in our authorized share capital, such additional shares, or ADSs representing such shares, would be available for issuance from time to time for corporate purposes in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible debt, warrants or options convertible into or exercisable for ordinary shares or ADSs. We believe that the availability of the additional ordinary shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue ordinary shares, and/or ADSs representing ordinary shares, to raise capital, to make acquisitions through the use of equity, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional ordinary shares for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further shareholder approval, subject to applicable shareholder vote requirements under the Companies Law and Nasdaq rules. If we issue additional ordinary shares, or ADSs, for any of these purposes, the ownership interest of each of our current shareholders would be diluted, possibly substantially.

The additional ordinary shares that would become available for issuance upon the approval of this Proposal could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our shareholders or in which our shareholders might otherwise receive a premium for their ordinary shares, or ADSs, over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued ordinary shares to issued ordinary shares could, under certain circumstances, have an anti-takeover effect, this increase in registered share capital is not being proposed in order to respond to a hostile takeover attempt.

Proposed Resolution

The Board is proposing to adopt the following resolution:

“RESOLVED, to adopt an amendment to the Company’s Articles of Association to increase the Company’s registered share capital from 500,000,000,000 ordinary shares, no par value, to 6,000,000,000,000 ordinary shares, no par value.”

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF ASSOCIATION TO INCREASE OUR AUTHORIZED SHARE CAPITAL.

PROPOSAL THREE — ADOPTION OF AN AMENDMENT
OF OUR ARTICLES OF ASSOCIATION TO EFFECT A REVERSE SPLIT
OF OUR ORDINARY SHARES AT A RATIO OF 1-FOR-60,000

The Board has approved, subject to shareholders’ adoption at the Annual Meeting, an amendment of our Articles of Association, to effect a reverse split of Quoin’s ordinary shares (the “Reverse Split”) by a ratio of 1-for-60,000 (the “Reverse Split Ratio”), as set forth in Annex A attached to this proxy statement.

Purpose of Reverse Split

The purpose for the Reverse Split is based on the Board’s belief that the Reverse Split will likely improve the marketability and liquidity of ADSs representing ordinary shares. Our ADSs are listed on The Nasdaq Capital Market under the symbol “QNRX,” with each ADS currently representing 60,000 ordinary shares. Upon the effective date of the Reverse Split, every 60,000 outstanding ordinary shares will be combined into one ordinary share and each ADS will represent one ordinary share. The Reverse Split will not affect the listing of ADSs, however, we believe that, with each ADS representing one ordinary share upon the consummation of the Reverse Split, the marketability and liquidity of our ADSs could improve and it may encourage interest and trading in our ADSs.

After the Reverse Split, all ordinary shares would have the same voting rights and rights to any dividends or other distributions by Quoin. In addition, we would continue to be subject to the periodic reporting and other requirements of the Exchange Act, the Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act, and the Reverse Split will not affect our obligation to publicly file financial and other information with the SEC.

Principal Effects of Reverse Split

If the Reverse Split is approved by our shareholders at the Annual Meeting, the principal effects of the Reverse Split would be that:

•	the total number of issued and outstanding ordinary shares, including any shares held by Quoin as treasury shares, would be reduced by the Reverse Split Ratio, with any fractional shares rounded up (as described below). Accordingly, each of our shareholders will own fewer ordinary shares as a result of the Reverse Split. However, the Reverse Split will affect all shareholders uniformly and will not change any shareholder’s percentage ownership interest in Quoin, except to the extent that the Reverse Split may result in an adjustment to a shareholder’s ownership of ordinary shares due to the rounding up of fractional shares. As of the Record Date, 59,233,024,799 ordinary shares were issued and outstanding. The number of issued and outstanding ordinary shares upon the effectiveness of the Reverse Split would be approximately 987,220 (assuming shareholders’ ownership of ordinary shares is adjusted due to the rounding up of fractional shares, as applicable);
•	the number of ordinary shares represented by ADSs issuable under outstanding options and warrants (including warrants issued in our various follow-on public offerings) would be reduced proportionately to maintain the intrinsic value of such awards;
•	the number of ordinary shares authorized for future issuance under our equity plan would be proportionately reduced to reflect the Reverse Split;
•	the exercise price of all options and warrants that are exercisable for ordinary shares would be proportionately adjusted to maintain the intrinsic value of such securities;

•	if “Proposal Two— Adoption of an Amendment of Our Articles Of Association to Increase our Registered Share Capital from 500,000,000,000 Ordinary Shares, No Par Value, to 6,000,000,000,000 Ordinary Shares, No Par Value,” is not approved by the shareholders at the Annual Meeting, the number of authorized ordinary shares would significantly decline, with the number of authorized shares decreasing from 500,000,000,000 to 8,333,334 ordinary shares; and
•	if Proposal Two above is approved by the shareholders at the Annual Meeting, the number of authorized ordinary shares upon the effectiveness of the Reverse Split will be 100,000,000 ordinary shares.

Fractional Shares

We will not issue fractional shares upon the consummation of the Reverse Split. To the extent any holder of pre-Reverse Split ordinary shares is entitled to a fractional share as a result of the Reverse Split, we will issue an additional share to such holder in lieu of a fractional share.

Effective Date and Time of the Reverse Split

If shareholders adopt this amendment of our Articles of Association to effect the Reverse Split, it will become effective as of such date that the Board will determine.

Appraisal Rights

Under the Companies Law, our shareholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Split, and we will not independently provide our shareholders with any such rights.

Proposed Resolution

The Board is proposing to adopt the following resolution:

“RESOLVED, to adopt an amendment to the Company’s Articles of Association to effect the Reverse Split of the Company’s Ordinary Shares, at a ratio of 1-for-60,000, to be effective on a date to be determined by the Board, in the form attached as Annex A to the proxy statement.”

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF AN AMENDMENT OF OUR ARTICLES OF ASSOCIATION TO EFFECT THE REVERSE SPLIT, TO BE EFFECTIVE ON A DATE TO BE DETERMINED BY THE BOARD.

PROPOSAL FOUR — APPROVAL OF AN AMENDMENT OF THE TERMS
OF EMPLOYMENT OF DR. MICHAEL MYERS, OUR CHIEF EXECUTIVE OFFICER

Pursuant to the approval of shareholders obtained at the Annual General Meeting held on April 12, 2022, Dr. Michael Myers, our Chief Executive Officer, currently receives an annual base salary of $550,000 (the “CEO’s Base Salary”) under his employment agreement with Quoin Pharmaceuticals Inc., dated March 9, 2018, as amended (the “CEO’s Employment Agreement”). After receiving the recommendation of our Compensation Committee, our Board has approved and recommends that shareholders approve an amendment to the CEO’s Employment Agreement to increase the CEO’s Base Salary by 9.5% to $602,250, retroactive to January 1, 2023 (the “CEO’s Amendment”).

The proposed CEO’s Amendment was approved by our Compensation Committee and the Board, which considered, among other factors, Dr. Myers’ performance and contribution to Quoin as well as his experience and the terms of Quoin’s Compensation Policy. When reviewing the CEO’s Base Salary, the Compensation Committee and the Board reviewed a peer group compensation survey prepared by an independent compensation consultant and considered market trends in similar companies. The CEO’s Amendment is consistent with our Compensation Policy adopted at the Annual General Meeting held on April 12, 2022.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE TERMS OF EMPLOYMENT OF DR. MYERS, OUR CHIEF EXECUTIVE OFFICER.

PROPOSAL FIVE — APPROVAL OF AN AMENDMENT OF THE TERMS
OF EMPLOYMENT OF DENISE CARTER, OUR CHIEF OPERATING OFFICER

Pursuant to the approval of shareholders obtained at the Annual General Meeting held on April 12, 2022, Denise Carter, our Chief Operating Officer, currently receives an annual base salary of $ $440,000 (the “COO’s Base Salary”) under her employment agreement with Quoin Pharmaceuticals Inc., dated March 9, 2018, as amended (the “COO’s Employment Agreement”). After receiving the recommendation of our Compensation Committee, our Board has approved and recommends that shareholders approve an amendment to the COO’s Employment Agreement to increase the COO’s Base Salary by 9.5% to $ 481,800 retroactive to January 1, 2023 (the “COO’s Amendment”).

The proposed COO’s Amendment was approved by our Compensation Committee and the Board, which considered, among other factors, Ms. Carter’s performance and contribution to Quoin as well as her experience and the terms of Quoin’s Compensation Policy. When reviewing the COO’s Base Salary, the Compensation Committee and the Board reviewed a peer group compensation survey prepared by an independent compensation consultant and considered market trends in similar companies. The COO’s Amendment is consistent with our Compensation Policy adopted at the Annual General Meeting held on April 12, 2022.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE TERMS OF EMPLOYMENT OF DENISE CARTER, OUR CHIEF OPERATING OFFICER.

PROPOSAL SIX — APPROVAL OF DR. MICHAEL MYERS’ ANNUAL DISCRETIONARY

BONUS UNDER HIS TERMS OF EMPLOYMENT AS OUR CHIEF EXECUTIVE OFFICER

Under the terms of the CEO’s Employment Agreement, Dr. Myers is entitled to an annual discretionary bonus of not less than 45% of the CEO’s Base Salary. Our Compensation Committee and our Board, taking into consideration our contractual arrangement with Dr. Myers and considering, among other things, the promotion of our long-term goals, strategy and operating plan, the need to have appropriate incentives for our officers, and Dr. Myers’ contribution to the achievement of our objectives in accordance with his corporate role, have approved, and recommend that the shareholders approve, a discretionary bonus in the amount of $247,500 as Dr. Myers’ 2022 annual discretionary bonus under the CEO’s Employment Agreement, which constitutes 45% of the CEO’s Base Salary.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF DR. MICHAEL MYERS’ ANNUAL DISCRETIONARY BONUS UNDER HIS TERMS OF EMPLOYMENT AS OUR CHIEF EXECUTIVE OFFICER.

PROPOSAL SEVEN — APPROVAL OF DENISE CARTER’S ANNUAL DISCRETIONARY

BONUS UNDER HER TERMS OF EMPLOYMENT AS OUR CHIEF OPERATING OFFICER

Under the terms of the COO’s Employment Agreement, Denise Carter is entitled to an annual discretionary bonus of not less than 45% of the COO’s Base Salary. Our Compensation Committee and our Board, taking into consideration our contractual arrangement with Ms. Carter and considering, among other things, the promotion of our long-term goals, strategy and operating plan, the need to have appropriate incentives for our officers, and Ms. Carter’s contribution to the achievement of our objectives in accordance with her corporate role, have approved, and recommend that the shareholders approve, a discretionary bonus in the amount of $198,000 as Denise Carter’s’ 2022 annual discretionary bonus under the COO’s Employment Agreement, which constitutes 45% of the COO’s Base Salary.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF DENISE CARTER’S ANNUAL DISCRETIONARY BONUS UNDER HER TERMS OF EMPLOYMENT AS OUR CHIEF OPERATING OFFICER.

PROPOSAL EIGHT — APPROVAL OF A GRANT OF OPTIONS
TO DR. MICHAEL MYERS AS OUR CHIEF EXECUTIVE OFFICER

Our Compensation Committee and Board conducted a review of the compensation of Dr. Michael Myers, our Chief Executive Officer and the co-founder of Quoin Inc., and determined that, in view of Dr. Myers’ significant contribution to the achievement of our strategic goals, and in view of our goal of incentivizing our officers and other employees to promote our long-term strategic objectives, bearing in mind Dr. Myers’ specific experience and qualifications and the scope of his corporate role, and in the interest of aligning Dr. Myers’ compensation with the long-term interests of our shareholders, as well as the need to provide appropriate incentives for our executive officers, it would be appropriate and in our best interest to award Dr. Myers additional compensation in the form of options under Quoin’s Amended and Restated Equity Incentive Plan (the “Plan”).

In light of these and other considerations, and after receiving the recommendation of our Compensation Committee, our Board has approved, and recommends that the shareholders approve, the grant of an option to Dr. Myers to purchase 80,965 ADSs under the Plan, at an exercise price per ADS of $5.75, to vest over a four-year period, with 20% of the ADS to be vested one year from the date of such grant, and the balance vesting on an annual basis thereafter (20% the second and third year from the date of the grant and 40% the fourth year from the date of the grant), in accordance with and subject to the Plan (the “CEO Option Grant”). Our Compensation Committee and our Board have determined that CEO Option Grant is reasonable and in our best interest.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF A GRANT OF OPTIONS TO DR. MICHAEL MYERS AS OUR CHIEF EXECUTIVE OFFICER.

PROPOSAL NINE — APPROVAL OF A GRANT OF OPTIONS
TO DENISE CARTER AS OUR CHIEF OPERATING OFFICER

Our Compensation Committee and Board conducted a review of the compensation of Denise Carter, our Chief Operating Officer and the co-founder of Quoin Inc., and determined that, in view of Ms. Carter’s significant contribution to the achievement of our strategic goals, and in view of our goal of incentivizing our officers and other employees to promote our long-term strategic objectives, bearing in mind Ms. Carter’s specific experience and qualifications and the scope of her corporate role, and in the interest of aligning Ms. Carter’s compensation with the long-term interests of our shareholders, as well as the need to provide appropriate incentives for our executive officers, it would be appropriate and in our best interest to award Ms. Carter additional compensation in the form of options under the Plan.

In light of these and other considerations, and after receiving the recommendation of our Compensation Committee, our Board has approved, and recommends that the shareholders approve, the grant of an option to Ms. Carter to purchase 80,966 ADSs under the Plan, at an exercise price per ADS of $5.75, to vest over a four-year period, with 20% of the ADS to be vested one year from the date of such grant, and the balance vesting on an annual basis thereafter (20% the second and third year from the date of the grant and 40% the fourth year from the date of the grant), in accordance with and subject to the Plan (the “COO Option Grant”). Our Compensation Committee and our Board have determined that COO Option Grant is reasonable and in our best interest.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF A GRANT OF OPTIONS TO MS. DENISE CARTER AS OUR CHIEF OPERATING OFFICER.

PROPOSAL TEN — APPROVAL, BY AN ADVISORY VOTE,
OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Schedule 14A under the Exchange Act, we are providing our shareholders with the opportunity to approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC rules and regulations.

This proposal, commonly referred to as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation of any specific named executive officer, but rather the overall compensation of our named executive officers and our executive compensation philosophy, objectives and program, as described in this proxy statement. Accordingly, we ask our shareholders to approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K under the Exchange Act in the section entitled “Executive Compensation” of this proxy statement, including the compensation tables and the related narrative disclosure, by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Quoin Pharmaceuticals Ltd. approve, on a non-binding advisory basis, the compensation of its named executive officers, as disclosed in its 2023 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.”

As an advisory vote, the result will not be binding on the Board or the Compensation Committee. The say-on-pay vote will, however, provide us with important feedback from our shareholders about our executive compensation philosophy, objectives and program. Our Board and the Compensation Committee value the opinions of our shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating our executive compensation program. Assuming it is determined that Quoin will hold “say-on-pay” advisory votes every three years, the next “say-on-pay” advisory vote on named executive officer compensation will occur at our 2026 Annual General Meeting of Shareholders. See “Proposal Eleven—Approval, by an Advisory Vote, of the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers” included in this proxy statement.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL ELEVEN — APPROVAL, BY AN ADVISORY VOTE,
OF THE FREQUENCY OF FUTURE ADVISORY VOTES
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. Shareholders may vote on whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two, or three years. Shareholders have the option to vote for any one of the three options, or to abstain on the matter. We are required to hold an advisory vote regarding the frequency of “say-on-pay” votes every six years.

While our compensation philosophy and our executive compensation program promote a performance-based culture that rewards performance over the long-term, we acknowledge current shareholder expectations regarding having the opportunity to express their views on the compensation of our named executive officers on an annual basis. We value the opinions of our shareholders and encourage communication regarding our executive compensation policies and practices. The Board believes that a “say on pay” vote every three years provides an adequate timeframe for the shareholders to provide feedback on the compensation paid to our named executive officers and enables the Board to respond, when deemed appropriate, to such shareholder feedback. The Board recommends that the advisory vote on executive compensation occur every three years.

Although our Board recommends that the frequency of an advisory vote on executive compensation occur every three years, our shareholders will be given the opportunity to vote in favor of: (i) one year; (ii) two years; (iii) three years; or (iv) abstain. This advisory vote does not approve or disapprove our named executive officers’ compensation but rather advises our Board on how often our shareholders prefer to vote on executive compensation. While the result of the advisory vote on this proposal is not binding on our Board, our Board will consider the overall outcome of the vote in establishing the frequency that the advisory vote on executive compensation is submitted to our shareholders.

THE BOARD RECOMMENDS A VOTE OF EVERY “THREE YEARS” AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL TWELVE — APPROVAL OF CHANGES
TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM

Under Quoin’s non-employee directors’ compensation program approved by our shareholders at the Annual General Meeting held on April 12, 2022, each non-employee director is entitled to receive an annual base retainer of $60,000, as well as an annual option award under the Plan valued at $60,000. After receiving the recommendation of our Compensation Committee, our Board has approved, and recommends that the shareholders approve, the following changes to our non-employee directors’ compensation program for 2023: an increase of each non-employee director’s annual base retainer to $75,000 and a reduction of the value of the option grant to a non-employee director under the Plan to approximately $44,000. Our Compensation Committee and our Board have determined that such changes to our non-employee directors’ compensation program for 2023 are reasonable, in our best interest, and in line with the Compensation Policy.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF CHANGES TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM.

PROPOSAL THIRTEEN — APPROVAL OF THE GRANT OF OPTIONS
TO OUR NON-EMPLOYEE DIRECTORS PURSUANT TO
OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM

Assuming our shareholders approve “Proposal Twelve—Approval of Changes to Our Non-Employee Directors’ Compensation Program” set forth above related to Quoin’s amended Non-Employee Directors’ Compensation Program, each currently serving non-employee director would receive, as an annual grant for 2023, an option to purchase 7,652 ADSs under the Plan, at an exercise price per ADS of $5.75, to vest over a four-year period, with 20% of the ADS to be vested one year from the date of such grant, and the balance vesting on an annual basis thereafter (20% the second and third year from the date of the grant and 40% the fourth year from the date of the grant), subject to the terms and conditions of the Plan and further subject to the Compensation Policy (the “Non-Employee Directors’ Option Grant”).

In light of these and other considerations, and after receiving the recommendation of our Compensation Committee, our Board has approved, and recommends that the shareholders approve, the Non-Employee Directors’ Option Grant. Our Compensation Committee and our Board have determined that this grant of such options is reasonable, in our best interest, and in line with the Compensation Policy and our Non-Employee Directors’ Compensation Program (assuming shareholder approval of Proposal Twelve at this Annual Meeting).

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF A GRANT OF OPTIONS TO OUR NON-EMPLOYEE DIRECTORS PURSUANT TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM.

PROPOSAL FOURTEEN — APPOINTMENT OF MARCUM LLP
TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
UNTIL OUR NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

Under the Companies Law, an independent auditor (the “auditor”) must be appointed by our shareholders at a general meeting. Under the Companies Law and our Articles of Association, the Board is authorized to determine the independent auditor’s remuneration, and must notify our shareholders of the terms of such remuneration. The Nasdaq listing standards require that our Audit Committee approve the appointment and remuneration of our independent auditor.

Quoin’s Independent Registered Public Accounting Firm

Our shareholders appointed Friedman LLP (“Friedman”) as our independent registered public accounting firm and auditor for the year ended December 31, 2021. Based on information provided by Friedman, effective September 1, 2022, certain assets of Friedman were acquired by Marcum LLP (“Marcum”), which continued to operate as an independent registered public accounting firm. On November 3, 2022, our shareholders appointed Marcum as our independent registered public accounting firm and auditor until our next annual general meeting of shareholders.

Our Audit Committee and the Board recommend that shareholders reappoint Marcum as our independent registered public accounting firm and auditor until our next annual general meeting of shareholders.

The key provisions with respect to the remuneration of Marcum for the services it will provide to Quoin include: (a) $110,000 for an audit of the balance sheet as of December 31, 2023 and the statements of operations, comprehensive loss, shareholders' equity, cash flows and related notes for the year ending December 31, 2023 in accordance with PCAOB standards; and (b) $23,000 for interim period quarterly review(s); etc.; excluding reimbursement for travel and other out-of-pocket expenses and excluding certain currently unforeseen circumstances. Following the approval and recommendation by our Audit Committee, the Board has approved these terms of remuneration for the services which Marcum would provide as our auditor until our 2024 annual general meeting of shareholders, subject to Marcum’s appointment as our auditor by our shareholders at the Annual Meeting.

It is therefore proposed that the following resolution be adopted at the Annual Meeting:

Resolved, to appoint Marcum LLP to serve as the Company’s auditor and independent registered public accounting firm, until the Company’s next annual general meeting of shareholders.

Friedman’s audit report dated April 13, 2022 (except for Notes 2 and 17 as to which the date is August 2, 2022 as referenced within the financial statements filed on August 2, 2022 in Form F-1) relating to our consolidated financial statements as of and for the year ended December 31, 2021, includes an emphasis of a matter regarding our ability to continue as a going concern. Management’s plan regarding this matter was described in Note 2, and the financial statements were prepared assuming that we will continue as a going concern.

During the year ended December 31, 2021 and through the subsequent interim period preceding the expiry of Friedman’s engagement as external auditor, there were: (i) no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Friedman’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years, and (ii) no reportable events of the type described in SEC rules and regulations.

During the fiscal year ended December 31, 2021 and through the subsequent interim period preceding Marcum’s appointment as an external auditor on November 3, 2022, neither we nor anyone on our behalf has consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Marcum concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

Representatives of Marcum are expected to be present at the Annual Meeting and will also be available to respond to appropriate and applicable questions. They also will have the opportunity to make a statement if they desire to do so.

Independent Registered Public Accounting Firm’s Fee Information

The following table sets forth the aggregate accounting fees paid by us to Marcum and Friedman for all services, including audit services, for the years ended December 31, 2022 and 2021, as applicable.

	December 31, 2022	December 31, 2021
Type of Fees (in thousands):
Audit Fees	$258	$229
Audit-Related Fees	—	5
Tax Fees	—	18
All Other Fees	—	—
Total	$258	$252

Audit Fees  refer to the aggregate fees, including expenses, billed by our principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports and other services that are normally provided in connection with statutory and regulatory filings or engagements during each of the fiscal years ended December 31, 2022 and 2021.

Audit-Related Fees refer to the aggregate fees, including expenses, billed by our principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees.”

Tax Fees refer to the aggregate fees, including expenses, billed by our principal accountant for services rendered for tax compliance, tax advice and tax planning.

All Other Fees generally refer to the aggregate fees, including expenses, billed for all other products and services provided by a principal accountant, but our principal accountant did not provide any other products and services during the periods set forth above.

Pre-Approval Policy

Our audit committee has a pre-approval policy for the engagement of our independent registered public accounting firm to perform audit and non-audit services. Pursuant to this policy, which is designed to assure that such engagements do not impair the independence of our auditors, the audit committee pre-approves annually a catalog of specific audit and non-audit services in the categories of audit services, audit-related services and tax services, if any, that may be performed by our independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF MARCUM LLP, AS OUR AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL OUR NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS.

FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2022

In accordance with Section 171(c) of the Companies Law, we are required to present our audited annual financial statements at our annual general meeting of shareholders. Our audited financial statements for the year ended December 31, 2022 were included in our Annual Report on Form 10-K filed with the SEC on March 15, 2023 and are available on our website at www.quoinpharma.com.

This item will not involve a vote by the shareholders.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation awarded to, earned by, or paid to our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer (collectively referred to as “named executive officers” or “Covered Office Holders”) during the years ended December 31, 2022 and 2021.

				Option	All Other
Name and		Salary	Bonus(1)	Awards(2)	Compensation(3)	Total(4)
Principal Position	Year	($)	($)	($)	($)	($)
Dr. Michael Myers	2022	550,000	247,500	1,112,187	57,112	1,966,799
Chief Executive Officer	2021	518,000	427,500	—	57,209	998,209

Denise Carter	2022	440,000	198,000	1,112,187	55,215	1,805,402
Chief Operating Officer	2021	416,000	342,000	—	51,009	809,009

Gordon Dunn(4)	2022	360,000	162,000	926,822	1,385	1,450,207
Chief Financial Officer	2021	60,000	60,000	—		120,000

(1)	For bonuses earned during the year ended December 31, 2022, represents a discretionary cash bonus under the officer’s respective employment agreement granted in recognition of the applicable officer’s promotion of our long-term goals, strategy and operating plan, the need to have appropriate incentives for our officers, and contribution to the achievement of our objectives in accordance with the applicable officer’s respective corporate role during the year ended December 31, 2022, subject to the shareholder approval of Dr. Myers’ and Ms. Carter’s bonuses at this Annual Meeting (see Proposals 6 and 7 above). For bonuses earned during the year ended December 31, 2021, represents: (i) with respect to Mr. Myers, Ms. Carter and Mr. Dunn, a discretionary cash bonus under the officer’s respective employment agreement granted in recognition of the applicable officer’s promotion of our long-term goals, strategy and operating plan, the need to form appropriate incentives for our officers, and contribution to the achievement of our objectives in accordance with the officer’s respective corporate role during the year ended December 31, 2021; (ii) with respect to Mr. Myers and Ms. Carter, a transaction bonus related to the completion of the Business Combination (as defined below) and private placement transactions during the year ended December 31, 2021, and (iii) with respect to Mr. Dunn, a signing bonus of $30,000 upon joining the company in November 2021.

(2)	Represents the grant date fair value of option awards granted to each of our named executive officers on April 12, 2022, calculated in accordance with FASB ASC Topic 718. These options have an exercise price of $210 per ADS and vest in four equal annual installments beginning on April 12, 2023. The option values were calculated using a Black-Scholes Model for pricing options. See Note 7 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for all relevant valuation assumptions used to determine the grant date fair value of these options.

(3)	Represents amounts paid as office and automobile allowance to Mr. Myers and Ms. Carter under their respective employment agreements, as well as the employer matching contribution to the executive’s 401(k) plan contributions under our Section 401(k) retirement plan (the “Section 401(k) Plan”), as set forth below:

		Office Allowance ($)	Car Allowance ($)	401(k) Plan Contributions ($)	Total ($)
Michael Myers	2022	30,000	18,000	9,112	57,112
	2021	27,500	16,500	8,709	52,709
Denise Carter	2022	30,000	18,000	7,215	55,215
	2021	27,500	16,500	7,009	51,009
Gordon Dunn	2022	—	—	1,385	1,385

(4)	Mr. Dunn was appointed as our Chief Financial Officer on November 1, 2021.

Employment Agreements

We entered into written employment agreements with our Covered Office Holders that contain customary provisions, including non-compete and confidentiality provisions.

Dr. Myers. Pursuant to his Executive Employment Agreement with Quoin Inc., dated March 9, 2018, which was amended as of November 9, 2021 (as amended, the “Myers Agreement”), Dr. Myers is entitled to an annual base salary of $550,000. Dr. Myers may also receive, subject to employment by us on the applicable date of bonus payout, an annual target discretionary bonus of not less than 45% of his annual base salary, payable at the discretion of the board of directors after approval of our compensation committee, subject to shareholder approval by a Special Majority for Compensation Matters. Pursuant to the Myers Agreement, Dr. Myers is also eligible to receive healthcare benefits as may be provided from time to time by us to our employees generally, and to receive paid time off annually in accordance with our policies in effect from time to time. Additionally, the Myers Agreement provides Dr. Myers with a monthly office allowance of $2,500 and a monthly automobile allowance of $1,500.

Ms. Carter. Pursuant to her Executive Employment Agreement with Quoin Inc., dated March 9, 2018, which was amended as of November 9, 2021 (as amended, the “Carter Agreement”), Ms. Carter is entitled to an annual base salary of $440,000. Ms. Carter may also receive, subject to employment by us on the applicable date of bonus payout, an annual target discretionary bonus of not less than 45% of her annual base salary, payable at the discretion of the board of directors after approval of our compensation committee, subject to shareholder approval by a Special Majority for Compensation Matters. Pursuant to the Carter Agreement, Ms. Carter is also eligible to receive healthcare benefits as may be provided from time to time by us to our employees generally, and to receive paid time off annually in accordance with Quoin’s policies in effect from time to time. Additionally, the Carter Agreement provides Ms. Carter with a monthly office allowance of $2,500 and a monthly automobile allowance of $1,500.

Mr. Dunn. Pursuant to his Service Agreement with Quoin Inc., dated November 1, 2021 (as amended, the “Dunn Agreement”), Mr. Dunn is entitled to an annual base salary of $360,000. In addition, Mr. Dunn is entitled to receive (i) a signing bonus equal to one-twelfth of his annual base salary, and (ii) subject to employment by us on the applicable date of bonus payout, an annual target discretionary bonus of not less than 45% of his annual base salary, payable at the discretion of the Board, which was prorated for 2021. Under the Dunn Agreement, upon our adoption of an option plan, we were obligated to grant an option to Mr. Dunn to purchase our ordinary shares, with $1.25 million grant date value, subject to the terms of such plan. Mr. Dunn is also eligible to receive healthcare benefits as may be provided from time to time by us to our employees generally and paid time off annually in accordance with our policies in effect from time to time.

Health and Welfare Benefits

Our named executive officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and commuter benefits.

We also maintain the “Section 401(k) Plan that provides eligible employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the Section 401(k) Plan as of the first day of the month following the date they meet the plan’s eligibility requirements. Participants are able to defer up to 100% of their eligible compensation subject to applicable annual limits under the Internal Revenue Code (the “Code”). All participants’ interests in their deferrals are 100% vested when contributed. Currently, we match up to 100% of a participant’s first 1% of his or her eligible contributions to the Section 401(k) Plan, and we match up to 50% of the next 5% of his or her eligible contributions.

Outstanding Equity Awards at December 31, 2022

The following table sets forth information with respect to outstanding equity awards for each named executive officer as of December 31, 2022.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Dr. Michael Myers	—	7,143	210	04/12/2032
Denise Carter	—	7,143	210	04/12/2032
Gordon Dunn	—	5,953	210	04/12/2032

(1)	Represents the number of ADSs issuable upon the exercise of options. Each option vests in four equal annual installments beginning on April 12, 2023.
(2)	Represents the exercise price per ADS.

Amended and Restated Equity Incentive Plan

At our Annual General Meeting held on April 12, 2022, our shareholders approved our Amended and Restated Equity Incentive Plan (the “Plan”), which amended and restated our 2014 Global Incentive Option Scheme. The number of shares reserved for issuance under the Plan is equal to 15% of our outstanding ordinary shares on a fully-diluted basis. The purpose of the Plan is to attract, retain and motivate our employees (including prospective employees), non-employee directors and consultants. The Board has the power to administer the Plan, either directly or upon the recommendation of the Compensation Committee of the Board, in accordance with applicable law and our Articles of Association. Options granted under the Plan are subject to applicable vesting schedules and generally expire ten years from the grant date.

Option Grants

Our Board approved the grant of an option under the Plan to purchase 7,143 ADSs to each of Dr. Myers and Ms. Carter, and an option to purchase 5,953 ADSs to Mr. Dunn, each at an exercise price of $210 per ADS. At our Annual General Meeting held on April 12, 2022, our shareholders approved such grant of options to each of Dr. Myers and Ms. Carter. Under the Companies Law, shareholder approval was not required for the option grant to Mr. Dunn. Options granted to our named executive officers vest in four equal annual installments beginning on April 12, 2023.

Potential Payments Upon Termination or in Connection With a Change of Control

Employment Agreements

Pursuant to each of the Myers Agreement and the Carter Agreement, Dr. Myers and Ms. Carter, respectively, are entitled to the following benefits upon termination of their employment:

•	Termination for any reason: Upon the termination of such executive’s employment for any reason, such executive will receive (i) his or her Base Salary (as defined in the Myers Agreement or the Carter Agreement, as applicable) through the Exit Date (as defined in the Myers Agreement or the Carter Agreement, as applicable), (ii) any Bonuses (as defined in the Myers Agreement or the Carter Agreement, as applicable) to which he or she is entitled and has already earned for the prior fiscal year, and (iii) any other accrued or vested benefits or reimbursements through the Exit Date to which such executive is entitled to contractually or by operation of law.

•	Termination upon death or Disability: In the event of the executive’s termination due to his or her death or Disability (as defined in the Myers Agreement or the Carter Agreement, as applicable), then, in addition to the payments set forth above, the executive will receive his or her pro rata portion of the Bonus such executive would have been entitled to receive for the fiscal year in which the Exit Date occurs, based upon the percentage of the fiscal year that elapsed through the Exit Date. Additionally, in the event of termination due to Disability, the executive will receive, for a period of 24 months following the Exit Date, such executive’s monthly COBRA premium.

•	Termination without Cause or for Good Reason: In addition to the payments set forth in the first bullet above, if Dr. Myers or Ms. Carter is terminated by us without Cause (as defined in the Myers Agreement or the Carter Agreement, as applicable), or Dr. Myers or Ms. Carter terminates his or her employment for Good Reason (as defined in the Myers Agreement or the Carter Agreement, as applicable), he or she will be entitled to receive (i) his or her Base Salary for 2 years from the Exit Date and 2 times the current years’ Bonus, and (ii) continuation of such executive’s medical benefits for 2 years from the Exit Date (unless the executive becomes employed elsewhere during such 2 year period and is eligible to receive comparable medical benefits).

As a condition precedent to receiving any of the foregoing benefits, Dr. Myers and/or Ms. Carter, as applicable, must first sign a Release (as defined in the Myers Agreement or the Carter Agreement, as applicable).

Mr. Dunn, pursuant to the Dunn Agreement, is also entitled to the following benefits upon termination of his employment:

•	Garden Leave: During any period of notice to terminate Mr. Dunn’s employment, Mr. Dunn will continue to be entitled to his base salary and contractual benefits in the usual course.

•	Payment in lieu of notice: Upon the termination of Mr. Dunn’s employment at any time, Mr. Dunn will receive payment equal to his base salary as of the termination date which he would have been entitled to receive under the Dunn Agreement during the notice period referred to in the bullet below, less income tax and national insurance contributions. Payment in lieu of notice will not include (i) any bonus or commission payments that might otherwise have been paid to Mr. Dunn during the period for which such payment in lieu of notice is made, (ii) benefits Mr. Dunn would have been entitled to during such time, and (iii) holiday entitlement that would have accrued during such time.

•	Termination: Subject to successful completion of the probationary employment period as set forth in the Dunn Agreement, and except in connection with certain “for cause” events, as set forth in Section 20.2 of the Dunn Agreement, we may terminate Mr. Dunn’s employment by giving at least 12 months’ prior written notice, and continuing to pay Mr. Dunn his base salary and other benefits during such notice period.

The foregoing descriptions of the Myers Agreement, the Carter Agreement and the Dunn Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Myers Agreement, the Carter Agreement and the Dunn Agreement, copies of which are included in our Annual Report on Form 10-K for the year ended December 31, 2022.

Option Awards

Under the Plan, upon termination of employment for any reason, other than in the event of death or disability or for “Cause” (as defined in the Plan), all unvested options will expire and all vested options at time of termination will generally be exercisable for 90 days following termination, subject to the terms of the Plan and the governing option agreement. If we terminate a grantee for Cause, the grantee’s right to exercise all vested and unvested the options granted to the grantee will expire immediately. Upon termination of employment due to death or disability, all the vested options at the time of termination will be exercisable for 12 months after date of termination, subject to the terms of the Plan and the governing option agreement.

Compensation Policy

Under the Companies Law, we must adopt a compensation policy that serves as the basis for decisions concerning the financial terms of employment or engagement of office holders, including exculpation, insurance, indemnification or any monetary payment or obligation of payment in respect of employment or engagement. The compensation policy must relate to certain factors, including advancement of the company’s objectives, the company’s business plan and its long-term strategy, and creation of appropriate incentives for office holders. It also considers, among other things, the company’s risk management, size and the nature of its operations. The compensation policy further provides a framework for the consideration of, among other things, the following additional factors:

●          the knowledge, skills, expertise and accomplishments of the relevant office holder;

●          the office holder’s roles and responsibilities and prior compensation agreements with him or her;

●          the ratio between the cost of the terms of employment of an office holder and the cost of the compensation of the other employees of the company, including those employed through manpower companies, in particular the ratio between such cost and the average and median compensation of the other employees of the company, as well as the impact such disparities may have on the work relationships in the company;

●          the possibility of reducing variable compensation, if any, at the discretion of the board of directors; and the possibility of setting a limit on the exercise value of non-cash variable equity-based compensation; and

●          as to severance compensation, if any, the period of service of the office holder, the terms of his or her compensation during such service period, the company’s performance during that period of service, the person’s contribution towards the company’s achievement of its goals and the maximization of its profits, and the circumstances under which the person is leaving the company.

The compensation policy must also include:

●          a link between variable compensation and long-term performance and measurable criteria;

●          the relationship between variable and fixed compensation, and the ceiling for the value of variable compensation;

●          the conditions under which an office holder would be required to repay compensation paid to him or her if it was later shown that the data upon which such compensation was based was inaccurate and was required to be restated in the company’s financial statements;

●          the minimum holding or vesting period for variable, equity-based compensation; and

●          maximum limits for severance compensation.

The compensation policy must be approved by the company’s board of directors after considering the recommendations of the compensation committee. In addition, the compensation policy needs to be approved by the company’s shareholders by a simple majority, provided that (1) such majority includes a majority of the votes cast by the shareholders who are not controlling shareholders and who do not have a personal interest in the matter, present and voting (abstentions are disregarded) or (2) the votes cast by shareholders who are not controlling shareholders and who do not have a personal interest in the matter and voted against the compensation policy, constitute two percent or less of the aggregate voting rights in the company (a “Special Majority for Compensation Matters”).

If and to the extent the compensation policy is not approved by a Special Majority for Compensation Matters at a duly convened general meeting of shareholders, it may be possible under the Companies Law for the company to approve such compensation policy by the compensation committee and the board of directors making a determination, after re-examining the compensation policy and based on detailed reasoning that, notwithstanding the opposition or lack of approval by the general meeting of shareholders, the adoption of the compensation policy is nonetheless in the company’s best interest.

A compensation policy that is for a period of more than three years must be approved in accordance with the above procedure every three years. A compensation policy does not, in and of itself, grant any rights to our directors or officers.

Following the recommendation of our compensation committee, our board of directors has approved the compensation policy for our office holders by way of a board resolution dated March 4, 2022, subject to that policy’s approval by a Special Majority for Compensation Matters, and, that policy, in turn, was so approved by our shareholders at our Annual General Meeting held on April 12, 2022.

Our compensation policy is designed to promote retention and motivation of directors and executive officers, incentivize superior individual excellence, align the interests of our directors and executive officers with our long-term performance and provide a risk management tool. To that end, a portion of our executive officer compensation package is targeted to reflect our short- and long-term goals, as well as the executive officer’s individual performance. On the other hand, our compensation policy includes measures designed to reduce the executive officer’s incentives to take excessive risks that may harm us in the long-term, such as limits on the value of cash bonuses and equity-based compensation, limitations on the ratio between the variable and the total compensation of an executive officer and minimum vesting periods for equity-based compensation.

Our compensation policy also addresses our executive officers’ individual characteristics (such as their respective position, education, scope of responsibilities and contribution to the attainment of our goals) as the basis for compensation variation among our executive officers and considers the internal ratios between compensation of our executive officers and directors and other employees. Pursuant to our compensation policy, the compensation that may be granted to an executive officer may include: base salary, annual bonuses and other cash bonuses (such as a signing bonus and special bonuses with respect to any special achievements, such as outstanding personal achievement, outstanding personal effort or outstanding company performance), equity-based compensation, benefits and retirement and termination of service arrangements.

Pay Versus Performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding the relationship between executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“Non-PEO NEOs”) and our performance for the fiscal years listed below.

	Summary		Average Summary Compensation	Average Compensation	Value of Initial Fixed $100 Investment based on
Year	Compensation Table for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2 (3) ($)	Table Total for Non-PEO NEOs(1) ($)	Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Total Shareholder Return(4) ($)	Net Income (Loss) ($ in Millions)
2022	1,966,799	941,195	1,627,805	687,668	0.98	(9.48
2021	998,209	998,209	464,505	464,505	15.64	(21.5)

(1)  Michael Myers was our PEO for each year presented. Denise Carter and Gordon Dunn were the individuals comprising our Non-PEO NEOs for each year presented.

(2)  The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)  Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table, with equity values calculated in accordance with FASB ASC Topic 718.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2022	1,966,799	(1,112,187)	86,583	941,195
2021	998,209	—	—	998,209

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,627,805	(1,019,505)	79,368	687,668
2021	464,505	—	—	464,505

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables, with fair values calculated in accordance with FASB ASC Topic 718:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2022	86,583	—	—	—	—	86,583
2021	—	—	—	—	—	—

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	79,368	—	—	—	—	79,368
2021	—	—	—	—	—	—

(4)  Assumes $100 was invested in Quoin’s ADSs for the period starting October 29, 2021, the first business day after the consummation of the business combination of Cellect Biotechnology Ltd. (“Cellect”) with Quoin Inc. (the “Business Combination”), through the end of the listed year. Historical ADS performance is not necessarily indicative of future ADS performance.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Our Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our cumulative TSR over the two most recently completed fiscal years, starting October 29, 2021, the first business day after the consummation of the Business Combination.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years, starting October 29, 2021, the first business day after the consummation of the Business Combination.

We believe “compensation actually paid” in each of the years reported above reflects Quoin’s emphasis on “pay for performance,” however, the Compensation Committee did not consider the pay versus performance disclosure above in making its pay decisions for any of the years shown.

BENEFICIAL OWNERSHIP OF SECURITIES BY

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our ordinary shares as of the Record Date by: (i) each director and nominee for director; (ii) each named executive officer; (iii) all our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its ordinary shares.

Beneficial ownership is determined in accordance with the rules of the SEC and generally means sole or shared power to vote or direct the voting or to dispose or direct the disposition of any ordinary shares. Unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as being beneficially owned.

Except as indicated by footnote, the beneficial ownership information is based upon 59,233,024,799 ordinary shares outstanding as of the Record Date. Ordinary shares that may be acquired by a person within 60 days of the Record Date, pursuant to the exercise of options or warrants are deemed to be outstanding for purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for purposes of computing the percentage ownership of ordinary shares of any other person shown in the table. Each ADS represents 60,000 ordinary shares of Quoin Ltd.

Unless indicated otherwise below, the address of our directors and executive officers is c/o Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Court, Ashburn, VA 20148-7349.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
5% Beneficial Owners:
Lind Global Fund II LP(1)	4,950,000,000	8.2%

Directors and Named Executive Officers:
Dr. Michael Myers(2)	668,622,900	1.1%
Denise Carter(3)	668,617,900	1.1%
Joseph Cooper(4)	21,428,533	*
James Culverwell(5)	40,498,533	*
Dr. Dennis Langer(6)	42,433,533	*
Natalie Leong(7)	21,428,533	*
Michael Sember(8)	21,428,533	*
Gordon Dunn(9)	89,285,700	*

All directors and officers as a group (8 persons) (10)	1,573,744,165	2.7%

* Less than 1%

(1)	Based on Schedule 13G filed with the SEC on March 3, 2023 by Lind Global Fund II LP, a Delaware limited partnership (“Lind Global Fund”), Lind Global Partners II LLC, a Delaware limited liability company (“Lind Global Partners”), and Jeff Easton (“Mr. Easton” and together with Lind Global Fund and Lind Global Partners,” the “Lind Reporting Persons”), consists of 3,750,000,000 ordinary shares and 1,200,000,000 ordinary shares issuable upon the exercise of warrants held by Lind Global Fund, giving effect to the provision in such warrants limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 9.99% of our outstanding shares. Lind Global Partners, the general partner of the Lind Global Fund, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund. Mr. Easton, the managing member of Lind Global Partners, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund. The address of the principal office of each of the Lind Reporting Persons is 444 Madison Ave, Floor 41, New York, NY 10022.

(2)	Consists of (i) 561,480,000 ordinary shares held directly and (ii) 107,142,900 ordinary shares issuable upon the exercise of options.

(3)	Consists of (i) 561,475,000 ordinary shares held directly and (ii) 107,142,900 ordinary shares issuable upon exercise of options.

(4)	Represents 21,428,533 ordinary shares issuable upon exercise of options.

(5)	Consists of (i) 19,070,000 ordinary shares held directly and (ii) 21,428,533 ordinary shares issuable upon exercise of options.

(6)	Consists of (i) 21,005,000 ordinary shares held directly and (ii) 21,428,533 ordinary shares issuable upon exercise of options.

(7)	Represents 21,428,533 ordinary shares issuable upon exercise of options.

(8)	Represents 21,428,533 ordinary shares issuable upon exercise of options.

(9)	Represents 89,285,700 ordinary shares issuable upon exercise of options.

(10)	Consists of (i) 1,163,030,000 ordinary shares held directly and (ii) 410,714,165 ordinary shares issuable upon the exercise of options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the year ended December 31, 2021, Quoin Inc. paid $100,000 of consulting expenses to a company controlled by Dennis Langer, our director. Approximately $8,000, $48,000 and $12,000 were paid during the years ended December 31, 2021 and 2022 and six months ended June 30, 2023, respectively, to Dr. Myers’ son, who was consulting Quoin Inc. on research and development matters from time to time. As of March 31, 2023, Dr. Myers’ son no longer provides consulting services to Quoin.

Due to the limited funding of Quoin Inc. prior to the consummation of the Business Combination, the compensation, including salary, office and car allowances and other benefits, due to Dr. Myers and Ms. Carter under their respective employment agreements, as well as reimbursement of expenses and other amounts paid by Dr. Myers and Ms. Carter to third parties on behalf of Quoin Inc., were not paid by Quoin Inc. to Dr. Myers and Ms. Carter, and were accrued as indebtedness to Dr. Myers and Ms. Carter. Following the closing of the Business Combination, Quoin Inc. began making payments of $25,000 per month to each of Dr. Myers and Ms. Carter to repay the above-described non-interest-bearing indebtedness. We repaid $125,000, $300,000 and $150,000 of such indebtedness to Dr. Myers, and $160,000, $300,000 and $25,000 to Ms. Carter, during the years ended December 31, 2021 and 2022 and six months ended June 30, 2023, respectively. As of June 30, 2023, there was approximately $2,109,000 and $1,840,000 of such indebtedness was outstanding to Dr. Myers and Ms. Carter, respectively.

Commencing in October 2020, Quoin Inc. issued promissory notes (the “2020 Notes”) to five noteholders, including our directors, Messrs. Langer and Culverwell (collectively, “2020 Noteholders”). The 2020 Notes were issued at a 25% original issue discount with an aggregate face value of $1,213,313 with an interest at a rate of 20% per annum. The 2020 Noteholders also received warrants exercisable at any time after the issuance date. At the closing of the Business Combination in October 2021, 432 ADSs were issued to the 2020 Noteholders upon the conversion of the principal of the 2020 Notes, of which 52 ADSs were issued to Mr. Langer and 47 ADSs were issued to Mr. Culverwell. In December 2021, we concluded that the calculation of ADSs due to the 2020 Noteholders did not account for accrued interest due when the ADSs were issued. We reached cash settlements with two 2020 Noteholders, who are not our directors, to account for this. Based on the terms of these cash settlements, we estimate the liability to the remaining three 2020 Noteholders, including our directors, to be $1,146,000 as of June 30, 2023. The exercise price of the warrants held by the 2020 Noteholders was reduced to $0.00 as of July 14, 2022 as a result of the agreement with Quoin’s investor. The change in the exercise price of such warrants resulted in a deemed dividend of approximately $65,000. From July to September 2022, the 2020 Noteholders exercised all their warrants to purchase ADSs at $0.00 per ADS exercise price, and a total of 2,449 ADSs were issued to such noteholders, of which 298 ADSs were issued to Mr. Langer and 270 ADSs were issued to Mr. Culverwell.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify us and such materials will be promptly delivered to you. Direct your written request to Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attn: Corporate Secretary. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

The Board is not aware of any other matters that may be presented at the Annual Meeting other than those specified in the enclosed Notice of Annual General Meeting of Shareholders. If any other matters do properly come before the Annual Meeting, it is intended that the persons named as proxies will vote, pursuant to their discretionary authority, according to their best judgment and discretion.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022 is being delivered to shareholders concurrently with this proxy statement on or about September 12, 2023. This Annual Report on Form 10-K is also available at https://quoinpharma.gcs-web.com/annual-report-and-proxy-statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements (except for exhibits), can also be obtained without charge by writing to Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attn: Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

September 12, 2023
/s/ Michael Myers
Dr. Michael Myers
Chairman of the Board of Directors and Chief Executive Officer

Annex A: Form of Amendment to the Articles

The Companies Law, 5759-1999

Quoin Pharmaceuticals Ltd., Company No. 52-003648-4 (the “Company”)

Amendment to the Company's Articles of Association (the “Articles”)

adopted at the Company's Annual General Meeting

Article 4 of the Articles is hereby amended and restated, as follows:

4. Registered Share Capital

The registered share capital of the Company is 100,000,000 (one hundred million)* ordinary shares without any nominal value each (hereinafter: “Ordinary Shares”).

* Note: The text above is contingent on the prior adoption of Proposal Two (increase of share capital from 500,000,000,000 ordinary shares to 6,000,000,000,000 ordinary shares) by the shareholders at the Annual Meeting.

If Proposal Two is not approved by shareholders at the Annual Meeting, then the words “100,000,000 (one hundred million)” in the proposed amendment above shall be replaced by “8,333,334 (eight million, three hundred thirty-three thousand, three hundred thirty-four)”.

Proxy Card

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Quoin Pharmaceuticals Ltd. (the “Company”) hereby appoints Gordon Dunn and Briana Hayes, or either of them, as agents and proxies of the undersigned, with full power of substitution to each of them, to appear, and to vote on behalf of the undersigned all ordinary shares of the Company which the undersigned is entitled to vote at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103, on Thursday, October 19, 2023, at 12 p.m., US Eastern Time, and at any adjournments or postponements thereof, with all the powers and authority the undersigned would possess if personally present at the Annual Meeting, upon the following matters, which are more fully described in the Notice of Annual General Meeting of Shareholders (the “Notice”) and the Proxy Statement relating to the Annual Meeting (the “Proxy Statement”).

The undersigned acknowledges receipt of the Notice and the Proxy Statement. Capitalized terms that are not defined herein have the meaning ascribed to those terms in the Proxy Statement.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any Proposal, this Proxy will be deemed to constitute an abstention with respect to such Proposal. Any and all proxies heretofore given by the undersigned are hereby revoked.

(Continued and to be signed on the reverse side)

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

QUOIN PHARMACEUTICALS LTD.

October 19, 2023

PLEASE SIGN, DATE AND RETURN PROMPTLY.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In order to ensure that your shares will count as voted on Proposals 4, 6, 7, 8, and 9, you must declare whether you are a Controlling Shareholder or have a Personal Interest with respect to each such Proposal, in the relevant box below such Proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH OF PROPOSALS 1-10 AND 12-14, AND FOR “3 YEARS” IN PROPOSAL 11.

		For	Against	Abstain
Proposal 1.A.	To re-elect Dr. Michael Myers to serve as Director of the Company until the Company's next annual general meeting.	☐	☐	☐
Proposal 1.B.	To re-elect Ms. Denise Carter to serve as Director of the Company until the Company's next annual general meeting.	☐	☐	☐
Proposal 1.C.	To re-elect Mr. Joseph Cooper to serve as Director of the Company until the Company's next annual general meeting.	☐	☐	☐
Proposal 1.D.	To re-elect Mr. James Culverwell to serve as Director of the Company until the Company's next annual general meeting.	☐	☐	☐
Proposal 1.E.	To re-elect Dr. Dennis H. Langer to serve as Director of the Company until the Company's next annual general meeting.	☐	☐	☐
Proposal 1.F.	To re-elect Ms. Natalie Leong to serve as Director of the Company until the Company's next annual general meeting.	☐	☐	☐
Proposal 1.G.	To re-elect Mr. Michael Sember to serve as Director of the Company until the Company's next annual general meeting.	☐	☐	☐
Proposal 2	To adopt an amendment of the Company’s Articles of Association to increase the Company’s registered share capital from 500,000,000,000 ordinary shares, no par value, to 6,000,000,000,000 ordinary shares, no par value.	☐	☐	☐
Proposal 3	To adopt an amendment of the Company’s Articles of Association to effect a reverse split of the Company’s ordinary shares at a ratio of 1-for-60,000, effective on a date to be determined by the Board of Directors of the Company.	☐	☐	☐
Proposal 4	To approve an amendment of the terms of employment of Dr. Michael Myers, the Company’s Chief Executive Officer.	☐	☐	☐
	Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 4? In order to ensure that your vote is counted on Proposal 4, you must mark either “Yes” or “No” in the appropriate box.	Yes ☐	No ☐
Proposal 5	To approve an amendment of the terms of employment of Ms. Denise Carter, the Company’s Chief Operating Officer.	☐	☐	☐
Proposal 6	To approve Dr. Michael Myers’ annual discretionary bonus under his terms of employment as the Company’s Chief Executive Officer.	☐	☐	☐
	Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 6? In order to ensure that your vote is counted on Proposal 6, you must mark either “Yes” or “No” in the appropriate box.	Yes ☐	No ☐

		For	Against	Abstain
Proposal 7	To approve Ms. Denise Carter’s annual discretionary bonus under her terms of employment as the Company’s Chief Operating Officer.	☐	☐	☐
	Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 7? In order to ensure that your vote is counted on Proposal 7, you must mark either “Yes” or “No” in the appropriate box.	Yes ☐	No ☐
Proposal 8	To approve a grant of options to Dr. Michael Myers as the Company’s Chief Executive Officer.	☐	☐	☐
	Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 8? In order to ensure that your vote is counted on Proposal 8, you must mark either “Yes” or “No” in the appropriate box.	Yes ☐	No ☐
Proposal 9	To approve a grant of options to Ms. Denise Carter as the Company’s Chief Operating Officer.	☐	☐	☐
	Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 9? In order to ensure that your vote is counted on Proposal 9, you must mark either “Yes” or “No” in the appropriate box.	Yes ☐	No ☐
Proposal 10	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

Proposal 11	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.	1 year ☐	2 years ☐	3 years ☐	Abstain ☐

		For	Against	Abstain
Proposal 12	To approve changes to the Company’s compensation program for non-employee directors.	☐	☐	☐
Proposal 13	To approve the grant of options to the Company’s non-employee directors.	☐	☐	☐
Proposal 14	To appoint Marcum LLP to serve as the Company’s auditor and independent registered public accounting firm until the Company’s next annual general meeting of shareholders.	☐	☐	☐

*In this Proxy, a “Controlling Shareholder” means any person (where a corporation and its affiliates, as well as an individual and family members sharing a residence or dependent upon each other for their livelihood, are deemed to be a single person), or persons acting together (whether by means of any trust, syndicate, voting agreement or other arrangement), which, whether directly or indirectly, enjoys a de facto ability to direct the Company’s affairs, other than by exercise of official duty as a director or officer of the Company, with holdings by such person or persons of at least 50% of the rights to (x) vote in a shareholders’ meeting, or (y) appoint the Company’s directors or chief executive officer, creating a rebuttable presumption of “control.”

**In this Proxy, the “Personal Interest” of a shareholder means a personal interest in any act or transaction of the Company, and is deemed to include the personal interest of: (x) any “Relative” of that shareholder; (y) any company with respect to which that shareholder (or any Relative of that shareholder) serves as a director or the chief executive officer, owns at least 5% of the outstanding share capital, or has the right to appoint a director or the chief executive officer; or (z) any person voting for that shareholder by power of attorney, even if the shareholder himself does not have a Personal Interest in such act or transaction, whether or not the person holding power of attorney has discretion as to how to vote on such matter); excluding, however, an interest arising solely from the ownership of shares.

In the above definition of “Personal Interest,” a “Relative” means: (a) a spouse, sibling, parent, grandparent, child or descendant; (b) a spouse’s child or descendant, parent or sibling; or (c) the spouse of any of the foregoing.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears on the certificate representing your shares. If ordinary shares are held jointly, each holder should sign. If signing as an executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation or partnership, please insert full corporate or partnership name and sign by a duly authorized officer or person of such corporation or partnership, as applicable, giving full title as such.

______________________	_______________________	__________________	, 2023
Name	Signature	Date

______________________	_______________________	__________________	, 2023
Name	Signature	Date

Voting Information Form

24986 Quoin Pharma VIF Proof 4 Recommend For Against Abstain Annual General Meeting of Shareholders of Quoin Pharmaceuticals Ltd. Date: October 19, 2023 See Voting Instruction On Reverse Side. Please make your marks like this: x Use pen only • Mark, sign and date your Voting Instruction Form. • Detach your Voting Instruction Form. • Return your Voting Instruction Form in the postage-paid envelope provided. MAIL Annual General Meeting of Shareholders of Quoin Pharmaceuticals Ltd. to be Held on October 19, 2023 for Holders as of September 11, 2023 All votes must be received by 12:00 p.m. E.T. on October 16, 2023 Copyright © 2022 Mediant Communications Inc. All Rights Reserved _____________________________________ __________________________ Please Sign Here Please Date Above _____________________________________ __________________________ Please Sign Here Please Date Above Please separate carefully at the perforation and return just this portion in the envelope provided. Authorized Signatures - This section must be completed for your instructions to be executed. EVENT # CLIENT # PROXY TABULATOR FOR QUOIN PHARMACEUTICALS LTD. P.O. BOX 8016 CARY, NC 27512-9903 Annual General Meeting of Shareholders: 1.a. To re-elect Dr. Michael Myers to serve as Director of the Company until the Company’s next annual general meeting. 1.b. To re-elect Ms. Denise Carter to serve as Director of the Company until the Company’s next annual general meeting. 1.c. To re-elect Mr. Joseph Cooper to serve as Director of the Company until the Company’s next annual general meeting. 1.d. To re-elect Mr. James Culverwell to serve as Director of the Company until the Company’s next annual general meeting. 1.e. To re-elect Dr. Dennis H. Langer to serve as Director of the Company until the Company’s next annual general meeting. 1.f. To re-elect Ms. Natalie Leong to serve as Director of the Company until the Company’s next annual general meeting. 1.g. To re-elect Mr. Michael Sember to serve as Director of the Company until the Company’s next annual general meeting. 2. To adopt an amendment of the Company’s Articles of Association to increase the Company’s registered share capital from 500,000,000,000 ordinary shares, no par value, to 6,000,000,000,000 ordinary shares, no par value. 3. To adopt an amendment of the Company’s Articles of Association to effect a reverse split of the Company’s ordinary shares at a ratio of 1-for-60,000, effective on a date to be determined by the Board of Directors of the Company. 4. To approve an amendment of the terms of employment of Dr. Michael Myers, the Company’s Chief Executive Officer. 4.a. Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 4? In order to ensure that your vote is counted on Proposal 4, you must mark either “Yes” or “No” in the appropriate box. 5. To approve an amendment of the terms of employment of Ms. Denise Carter, the Company’s Chief Operating Officer. 6. To approve Dr. Michael Myers’ annual discretionary bonus under his terms of employment as the Company’s Chief Executive Officer. 6.a. Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 6? In order to ensure that your vote is counted on Proposal 6, you must mark either “Yes” or “No” in the appropriate box. 7. To approve Ms. Denise Carter’s annual discretionary bonus under her terms of employment as the Company’s Chief Operating Officer. 7.a. Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 7? In order to ensure that your vote is counted on Proposal 7, you must mark either “Yes” or “No” in the appropriate box. 8. To approve a grant of options to Dr. Michael Myers as the Company’s Chief Executive Officer. 8.a. Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 8? In order to ensure that your vote is counted on Proposal 8, you must mark either “Yes” or “No” in the appropriate box. 9. To approve a grant of options to Ms. Denise Carter as the Company’s Chief Operating Officer. 9.a. Are you a Controlling Shareholder* of the Company, or do you have a Personal Interest** in the approval of Proposal 9? In order to ensure that your vote is counted on Proposal 9, you must mark either “Yes” or “No” in the appropriate box. 10. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. 11. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. 12. To approve changes to the Company’s compensation program for non-employee directors. 13. To approve the grant of options to the Company’s non-employee directors. 14. To appoint Marcum LLP to serve as the Company’s auditor and independent registered public accounting firm until the Company’s next annual general meeting of shareholders. YES NO YES NO YES NO YES NO YES NO 1 Yr 2 Yr 3 Yr Abstain Recommend For Against Abstain

24986 Quoin Pharma VIF Proof 4 Quoin Pharmaceuticals Ltd. Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 12:00 p.m. E.T. on October 16, 2023) The undersigned registered owner of American Depositary Shares (“ADSs”) hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such ADSs of Quoin Pharmaceuticals Ltd. registered in the name of the undersigned on the books of the Depositary as of the close of business on September 11, 2023 at the Annual General Meeting of Shareholders of the Company, to be held on October 19, 2023 at 12:00 p.m. (US Eastern Time) at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103, or any postponement or adjournment thereof in respect of the resolutions specified on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1-10 AND 12-14, AND FOR “3 YEARS” IN PROPOSAL 11. NOTE: 1. Please direct the Depositary how it is to vote by placing an “X” in the appropriate box opposite each agenda item .. 2. In its discretion, the Depositary is authorized to vote upon such other matters as may properly come before the Annual General Meeting or any postponement or adjournment thereof. 3. The proxy statement for the Annual General Meeting can be found at: [URL to be added] 4. The Form 10-K for the fiscal year ended December 31, 2022 can be found at: sec.gov/Archives/edgar/data/1671502/000141057823000267/qnrx-20221231x10k.htm (Continued and to be marked, dated and signed, on the reverse side) PROXY TABULATOR FOR QUOIN PHARMACEUTICALS LTD. P.O. BOX 8016 CARY, NC 27512-9903